--------------------------------------------------------------------------------
Letter to Shareholders


--------------------------------------------------------------------------------
Dear Shareholders:

        We welcome the opportunity to review the performance and the investment activity of the Goldman Sachs Fixed Income Funds for the 12-month period ended October 31, 1996. To help put the portfolios' performance in perspective, we will also provide a brief overview of the U.S. economy and the bond market during the period.

        We are pleased to report that the Goldman Sachs Fixed Income Funds fared well relative to their peers during the period.

The Bond Market Sold Off Amid Rising Rates, Then Stabilized

        The U.S. fixed income market began the 12-month period under review with a robust rally, fueled by weak economic data and low inflation. However, in February 1996, the bond market began to come under pressure when stronger than expected economic and job growth as well as surging commodity prices aroused fears of higher inflation on the horizon. Bond market conditions significantly worsened during March and April, when a sharp rise in interest rates triggered a sell-off and increased volatility. By early May, long-term bond yields had climbed above the psychologically important 7.0% level for the first time in nearly a year. At the end of May, interest rates began to stabilize and Treasury prices remained in a narrow trading range throughout the summer and fall. During September and October, however, interest rates retreated and the bond market strengthened. The rebound was primarily due to evidence of a slowing U.S. economy and strong demand for Treasury bonds from the central banks of China, Japan and Germany, which accelerated their purchases dramatically toward the end of the period. By the end of October, prices of 30-year Treasuries broke out of the trading range that had persisted for over six months.

---------------------------------------------------------------------------------------------------------
Table of Contents
Market Overview                                 1       GS Core Fixed Income Fund                    22
GS Adjustable Rate Government Fund              3       Financial Statements                         30
GS Short Duration Government Fund               9       Notes to Financial Statements                34
GS Short Duration Tax-Free Fund                15       Financial Highlights                         42
---------------------------------------------------------------------------------------------------------

After a Weak Start, Economic Growth Rebounded, Then Moderated

        In late 1995, the economy was anemic, with weak consumer and capital spending contributing to a fourth-quarter real Gross Domestic Product (GDP) growth of only 0.3% (annualized). During the first quarter of 1996, harsh winter weather and the General Motors strike continued to restrain economic growth. Despite these adverse conditions, the economy advanced faster than expected, with first-quarter real GDP growth reported at 2.0% (annualized). Momentum accelerated more dramatically during the second quarter, as industrial activity, automobile sales and home sales all showed significant improvement. As a result, second-quarter GDP rose a robust 4.7% (annualized), its highest rate in two years.

        The economy's torrid growth cooled markedly during the third quarter, with annualized real GDP at a revised 2.0%, largely due to lackluster consumer spending and a widening U.S. trade deficit. In October some evidence of a slowdown continued, with housing starts falling to their lowest level in a year and U.S. capacity utilization also down. However, consumer confidence remained high against a backdrop of low unemployment and higher household income. These indicators led some economists to interpret October's retail sales numbers (up a scant 0.2%) as a "breather" they expected to be followed by stronger holiday shopping, while others were concerned about a more prolonged period of restrained spending. Despite investors' earlier fears of increased inflationary pressures and the fact that in October the producer and consumer price indexes were up 0.4% and 0.3%, respectively, inflation remained subdued throughout the period.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Letter to Shareholders (continued)


--------------------------------------------------------------------------------
The Fed Remained Neutral After Easing in December and January

      In response to generally poor year-end 1995 economic conditions, the U.S. Federal Reserve cut the Federal funds rate by 25 basis points in December 1995 and an additional 25 basis points in January 1996. The Fed then remained neutral from February through the end of the period, leaving the Federal funds rate at 5.25% as of October 31, 1996.

      During the period under review, the yield curve shifted upward everywhere but at the shortest end, where it steepened. The yield on six-month Treasury bills fell from 5.55% on October 31, 1995 to approximately 5.26% on October 31, 1996. For the same time period, the yield on the 30-year U.S. Treasury bond rose from 6.33% a year ago to 6.64%. For the 12-month period ended October 31, 1996, the total returns of one-year and 30-year Tresuries were 5.84% and 0.72%, respectively.

Historical Treasury Yield Curve

                             [GRAPH APPEARS HERE]


The yield curve steepened on the short end and shifted upward on the longer end.

Outlook: Moderate Economic Growth for the Near Term

      The recent economic weakness and the tame third-quarter labor cost report increase the likelihood that the Fed will defer any changes in monetary policy until 1997. Although a more extended slowdown is possible, as of this writing, Goldman Sachs' economists believe a resumption of growth is likely if consumer spending rebounds by year-end and the trade deficit does not significiantly widen. On the fiscal front, the bond market environment should benefit from the recent election results with President Clinton balanced by a Republican-controlled Congress, which points toward continued budgetary restraint.

      We appreciate your confidence in the Goldman Sachs Fixed Income Funds and we look forward to continuing to serve your investment needs in the future.


Sincerely,


/s/ David B. Ford
David B. Ford
Co-Head,
Goldman Sachs Asset Management


/s/ John P. McNulty
John P. McNulty
Co-Head,
Goldman Sachs Asset Management


/s/ Sharmin Mossavar-Rahmani
Sharmin Mossavar-Rahmani
Chief Investment Officer - Fixed Income Investments
Goldman Sachs Asset Management

November 29, 1996

--------------------------------------------------------------------------------

Letter to Shareholders
--------------------------------------------------------------------------------
GS Adjustable Rate Government Agency Fund




--------------------------------------------------------------------------------
Investment Objective

     The GS Adjustable Rate Government Fund seeks a high level of current income consistent with low volatility of principal. The portfolio ordinarily invests substantially all of its assets in securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, with primary emphasis on adjustable rate mortgage securities (ARMs). Under normal interest rate conditions, the fund's duration is expected to be in a range approximately equal to that of a six-month to one-year U.S. Treasury security.

The ARM Market Began Weak but Improved as Prepayments Slowed and Demand
Increased

     The key factors affecting ARM performance during the 12 months under review were the changing direction of interest rates and, consequently, the pace of mortgage prepayments. From November 1995 through early February 1996, declining interest rates spurred homeowners to switch from ARMs to fixed rate mortgages to lock in attractive rates. The high level of refinancing activity depressed the ARM market and caused yield spreads between ARMs and Treasuries to widen until the end of January 1996, when long-term interest rates began to rise. Throughout the spring, the ARM market strengthened as interest rates climbed sharply. Spreads between ARMs and Treasuries continued to tighten even after rates stabilized from the end of May through August, partly due to strong demand from "crossover" investors from other short-duration fixed income sectors. Although interest rates declined in September and October, mortgage prepayment fears remained subdued as rates were still relatively high compared with their levels a year earlier. Investor demand for seasoned one-year Constant Maturity Treasury
(CMT) ARMs, which our fund stresses, remained especially strong due to their relative prepayment stability in a falling rate environment.

Performance Review

     During the period under review, the fund's Institutional, Administration and Class A shares all significantly outperformed both the six-month U.S. Treasury bill and the one-year U.S. Treasury bill. (As of October 31, the fund's duration was 0.7 years, in between that of the six-month and the one-year U.S. Treasury bill.) The fund's positive performance can be attributed to the incremental yield its ARM holdings delivered over similar-duration Treasuries and tightening spreads between ARMs and Treasuries.

------------------------------------------------------------------------
Performance Summary:  October 31, 1995 - October 31, 1996
------------------------------------------------------------------------

                                                       Six-
                                                      Month    One-Year
                        Institu-   Adminis-   Class  Treasury  Treasury
                         tional    tration      A      Bill      Bill
                         ------    -------      -      ----      ----
Total Return (based       6.86%      6.60%    6.60%    5.48%     5.82%
  on net asset value)
------------------------------------------------------------------------
  Return From             6.25%      5.99%    5.99%      NA        NA
    Monthly
    Distributions
------------------------------------------------------------------------
  Return From Price       0.61%      0.61%    0.61%      NA        NA
    Appreciation
------------------------------------------------------------------------
NAV (10/31/96)            $9.83      $9.83    $9.83      NA        NA
------------------------------------------------------------------------
NAV Change               +$0.06     +$0.06   +$0.06      NA        NA
------------------------------------------------------------------------

     We are also pleased to note that the fund outperformed most of its peers. For the 12 months ended October 31, 1996, the fund's Institutional shares ranked fourth out of 53 adjustable rate mortgage funds based on total return, as tracked by Lipper Analytical Services, Inc. (Lipper does not rank the fund's Administration and Class A shares. Please note that Lipper rankings do not take sales charges into account and that past performance is not a guarantee of future results.) As of October 31, 1996, the

--------------------------------------------------------------------------------

Letter to Shareholders
--------------------------------------------------------------------------------
GS Adjustable Rate Government Agency Fund (continued)

--------------------------------------------------------------------------------
fund's Institutional shares were ranked "four stars" by Morningstar, Inc., an independent rating agency.\1\

                 Portfolio Composition as of October 31, 1996*

                           [PIE CHART APPEARS HERE]

                   Repos/Cash Equivalents              3.4%
                   CMOs                                3.5%
                   SBA Floaters                        7.8%
                   ARMs                               85.3%

* The percentages shown are of total portfolio investments that have settled and include an offset to cash equivalents relating to unsettled trades. These percentages may differ from those in the accompanying Statement of Investments, which reflect portfolio holdings as a percentage of net assets.

---------------------------------------------

/1/ Source (C) 1996 Morningstar, Inc. All rights reserved. Morningstar proprietary ratings reflect historical risk-adjusted performance as of 10/31/96. The ratings are subject to change every month. Past performance is no guarantee of future results. Morningstar ratings are calculated from a fund's three-, five- and ten-year average annual returns (where applicable) in excess of 90-day Treasury bill returns with appropriate fee and sales charge adjustments and a risk factor that reflects fund performance below 90-day Treasury bill returns. The one-year rating is calculated using the same methodology, but is not a component of the overall rating. The fund's Institutional shares received five and four stars for the three- and five-year periods, respectively. The Institutional shares were rated among 1,054 and 572 fixed income funds for the three- and five-year periods, respectively. For the one-year period, the Institutional shares were rated among 1,654 fixed income funds. 22.5% of the funds receive the four-star rating. The Morningstar rating applies only to the fund's Institutional shares; the fund's Class A and Administration shares have not been rated. Class A and Administration shares are subject to additional fees that may have the effect of lowering performance and may affect and future Morningstar rating. Morningstar rates funds against their peers in the same category. In all, there are five Morningstar categories (domestic equity, international equity, fixed income, municipal and hybrid). Morningstar ratings range from five stars (highest) to one star (lowest). Funds with five-star ratings are in the top 10% of their category, four-star ratings in the next 22.5%, three stars the next 35%, two stars the next 22.5% and one star the lowest 10% of their categories.

Portfolio Composition and Investment Strategies

    During the period under review, the portfolio's sector allocation shifted slightly, with reductions in collateralized mortgage obligations (CMOs) and Small Business Administration (SBA) loans in favor of ARMs.

 . ARMs. As of October 31, 1996, ARMs accounted for 85.3% of the portfolio, up from 80.2% a year ago. We emphasized seasoned, one-year CMT issues that offered relative prepayment and duration stability as well as incremental yield over Treasuries. The position significantly contributed to the fund's performance during the period.

 . SBA Floaters. The portfolio held a 7.8% allocation in securities backed by Small Business Administration loans, which traded at attractive spreads relative to Treasuries. We trimmed the portfolio's holdings in the sector slightly from 8.9% a year ago to take profits after the position performed well.

 . CMOs. CMOs accounted for 3.5% of the portfolio as of October 31, approximately half their weighting a year ago (7.7%). This position provided relatively stable cash flows and a greater number of opportunities to take advantage of potential mispricing than comparable fixed income sectors. During December 1995 and January 1996, the sector became expensive versus similar-duration Treasuries, and we subsequently sold part of the fund's holdings at a profit. The fund's CMO position included 1.4% in floaters, which added incremental yield, and 0.4% in sequential-pay CMOs. In addition, the fund held CMO super floaters, discussed below.

 . Prudent Use of Derivatives. We used higher risk derivatives very sparingly to enhance the fund's performance without taking on additional undue risk. As of October 31, 1996, the fund held a 1.5% position in super floaters, which contributed to its performance during the year. (Super floaters are floating rate securities whose coupons reset higher and more quickly than regular
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
GS Adjustable Rate Government Agency Fund (continued)


--------------------------------------------------------------------------------
ARMs in a rising interest rate environment.) The portfolio also included minor positions in interest-only (IO) and inverse IO securities.

 . Duration. As of October 31, the duration of the fund was 0.7 years, unchanged from a year earlier. Rather than attempting to make interest rate predictions, we seek to provide excess returns over a similar-duration U.S. Treasury security through sector weightings and security selection. During the period, we used financial futures as a tool to help manage the portfolio's duration.

 . Credit Quality. The fund invests exclusively in securities issued by the U.S. government and its agencies or instrumentalities, which are considered to be of the highest credit quality.

ARM Outlook: Seasoned ARMs Are Expected to Perform Well Relative to Other
Sectors

   Our outlook for the ARM sector is moderately constructive. Although spreads have tightened over the course of the year, we expect them to remain stable for the near term due to strong investor demand and limited supply. In addition, we believe that our core holding of seasoned ARMs should fare well relative to less seasoned issues if rates continue to decline and prepayments increase.

Distribution Policy

   During the 12-month period ended October 31, 1996, the fund's Institutional, Administration and Class A shares distributed $0.59, $0.57 and $0.57 per share, respectively.

   The fund distributes substantially all of its investment company taxable income. The dividend is set at the start of each month, based on the income the fund is expected to generate. However, because the fund invests primarily in mortgage securities that are subject to prepayments, we cannot precisely predict the amount of principal and interest that a portfolio will receive. Therefore, at times a portfolio may distribute amounts above or below current income levels. To date, however, our dividend policy has not affected the management of the fund nor significantly affected its net asset value (NAV) per share.

   In conclusion, we appreciate your investment in the GS Adjustable Rate Government Fund and will continue to seek attractive fixed income investments in the months ahead.

Sincerely,

/s/ Jonathan A. Beinner
    Jonathan A. Beinner

/s/ Peter D. Dion
    Peter D. Dion

/s/ James P. McCarthy
    James P. McCarthy

    Portfolio Managers
    GS Adjustable Rate Government Fund
    November 29, 1996




--------------------------------------------------------------------------------

Goldman Sachs Trust
--------------------------------------------------------------------------------
GS Adjustable Rate Government Fund
October 31, 1996


--------------------------------------------------------------------------------

In accordance with the requirements of the Securities and Exchange Commission, the following data is supplied for the periods ended October 31, 1996. The performance for the GS Adjustable Rate Government Fund based on a normal minimum initial investment, for each class, is compared to its benchmarks--the Lehman Brothers Mutual Fund Short (1-2) U.S. Government Index ("Lehman 1-2 Index") and the six month and one year U.S. Treasury Bills ("6-Month T-Bill / 1-Year T-Bill"). All performance data shown represents past performance and should not be considered indicative of future performance which will fluctuate as market conditions change. The investment return and principal value of an investment will fluctuate with changes in market conditions so that an investor's shares, when redeemed, may be worth more or less than their original cost.

                         HYPOTHETICAL INVESTMENTS/(a)/

                             Institutional Shares

                           [LINE GRAPH APPEARS HERE]

             Institutional     Lehman Short (1-2)      One Year      Six Month
                Shares            Gov't Index           T-Bill         T-Bill
--------------------------------------------------------------------------------
  8/1/91        50,000              50,000              50,000         50,000
--------------------------------------------------------------------------------
10/31/91        51,047              51,581              51,179         50,870
--------------------------------------------------------------------------------
10/31/92        54,176              55,506              54,161         53,376
--------------------------------------------------------------------------------
10/31/93        56,414              58,368              56,198         55,197
--------------------------------------------------------------------------------
10/31/94        57,475              59,511              57,744         57,257
--------------------------------------------------------------------------------
10/31/95        61,355              64,343              61,766         60,819
--------------------------------------------------------------------------------
10/31/96        65,576              68,197              65,373         64,158
--------------------------------------------------------------------------------

                             Administration Shares

                           [LINE GRAPH APPEARS HERE]

            Administration     Lehman Short (1-2)      One Year      Six Month
                Shares            Gov't Index           T-Bill         T-Bill
--------------------------------------------------------------------------------
  5/1/93        50,000              50,000              50,000         50,000
--------------------------------------------------------------------------------
10/31/93        50,917              50,931              50,785         50,780
--------------------------------------------------------------------------------
10/31/94        51,747              51,931              52,182         52,675
--------------------------------------------------------------------------------
10/31/95        55,100              56,148              55,835         55,951
--------------------------------------------------------------------------------
10/31/96        58,742              59,511              59,096         59,023
--------------------------------------------------------------------------------

                                Class A Shares

                           [LINE GRAPH APPEARS HERE]

             Class A Shares     Class A Shares     Lehman Short (1-2)      One Year      Six Month
            (no sales charge)  (w/ sales charge)      Gov't Index           T-Bill         T-Bill
---------------------------------------------------------------------------------------------------
  6/1/95        10,000               9,850              10,000              10,000        10,000
---------------------------------------------------------------------------------------------------
10/31/95        10,222              10,069              10,277              10,260        10,246
---------------------------------------------------------------------------------------------------
10/31/96        10,898              10,735              10,893              10,859        10,809
---------------------------------------------------------------------------------------------------

                                               ---------------------------------
                                                Average Annual Total Return
                              --------------------------------------------------
                                  One Year     Five Year   Since Inception/(b)/
--------------------------------------------------------------------------------
Institutional Shares                6.86%        5.13%           5.32%
--------------------------------------------------------------------------------
Administration Shares               6.60%         N/A            4.69%
--------------------------------------------------------------------------------
Class A Shares
 excluding sales charge             6.60%         N/A            6.40%
--------------------------------------------------------------------------------
Class A Shares
 including sales charge             4.99%         N/A            5.29%
--------------------------------------------------------------------------------

/(a)/ For comparative purposes, initial investments are assumed to be made on the first day of the month following the commencement of operations.

/(b)/ The Institutional, Administration and Class A shares commenced operations
      July 17, 1991, April 15, 1993 and May 15, 1995, respectively.


--------------------------------------------------------------------------------

Statement of Investments
--------------------------------------------------------------------------------
GS Adjustable Rate Government Fund
October 31, 1996

--------------------------------------------------------------------------------
      Principal            Interest           Maturity
       Amount                Rate               Date              Value
================================================================================
Mortgage Backed Obligations--96.3%
Adjustable Rate Federal Home Loan Mortgage Corp.
   (FHLMC)(d)--25.6%
   $    409,475             7.33%             11/01/17        $     422,849
      1,443,341             7.54              12/01/18            1,482,297
      2,695,805             7.40              07/01/18            2,793,527
      1,799,007             7.69              01/01/19            1,857,314
     10,670,041             7.38              05/01/19           11,021,833
     20,341,589             7.58              11/01/19           21,218,921
      5,280,731             7.70              05/01/20            5,464,395
     19,004,192             7.42              06/01/20           19,698,985
     37,238,927             7.73              02/01/22/(a)/      38,845,042
      4,072,603             7.39              08/01/22            4,215,145
      2,234,941             7.56              08/01/22            2,331,334
      6,804,200             7.53              09/01/22            7,067,182
     17,808,242             7.61              11/01/22           18,565,092
     10,195,026             7.63              06/01/24           10,506,892
      3,045,972             7.31              12/01/24            3,122,121
      3,495,056             7.20              02/01/28            3,604,835
      4,584,605             7.09              07/01/29            4,671,987
      1,815,464             7.62              07/01/30            1,892,059
      2,055,859             7.39              05/01/31            2,110,462
--------------------------------------------------------------------------------
                                                               $160,892,272
--------------------------------------------------------------------------------
Adjustable Rate Federal National Mortgage Association
  (FNMA)(d)--55.4%

   $  1,138,394             7.80%             11/01/14        $   1,187,493
      6,190,161             6.54              03/01/17            6,277,194
      3,662,002             7.56              03/01/17            3,799,511
      4,221,326             6.21              03/01/18            4,247,709
      6,778,125             7.66              04/01/18            7,046,064
        874,932             7.63              05/01/18              901,180
      7,405,181             7.34              07/01/18            7,724,566
      5,249,737             7.41              07/01/18            5,456,472
      6,398,858             7.08              08/01/18            6,609,828
      3,972,504             7.64              08/01/18            4,143,838
      3,746,795             7.42              10/01/18            3,896,068
      6,780,326             7.41              11/01/18            7,009,162
      2,068,449             7.29              12/01/18            2,138,591
     13,495,001             7.67              12/01/18/(a)/      14,077,040
      3,484,080             7.27              06/01/19            3,597,870
      4,440,531             7.31              07/01/19            4,579,297
      1,698,502             7.34              07/01/19            1,755,826
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

      Principal            Interest           Maturity
       Amount                Rate               Date              Value
================================================================================
Mortgage Backed Obligations(continued)
Adjustable Rate Federal National Mortgage Association
  (FNMA)(d)(continued)
   $  2,849,462             7.46%             01/01/20        $   2,942,526
      3,037,915             7.70              03/01/20            3,168,940
      8,771,533             7.40              07/01/20            9,055,204
      4,563,057             7.48              09/01/20            4,746,994
      4,953,382             7.53              02/01/21            5,167,022
      5,289,644             7.28              04/01/21            5,464,044
     74,489,219             7.51              09/01/21/(a)/      77,678,102
      4,088,820             7.95              11/01/21            4,210,095
     22,090,964             7.56              02/01/22           23,043,747
     14,611,569             7.68              06/01/22           15,112,892
      6,682,461             7.47              08/01/22            6,893,894
        759,290             7.48              08/01/22              776,511
     38,116,807             7.56              09/01/22/(a)/      39,760,785
      1,934,079             7.53              02/01/23            1,968,235
        277,701             6.22              12/01/23              276,574
     18,079,861             7.48              09/01/25           18,856,752
      2,565,500             7.33              10/01/27            2,653,702
      1,177,401             7.04              07/01/29            1,205,729
      3,288,252             7.59              04/01/30            3,376,640
      8,565,310             7.58              01/01/31            8,934,732
     28,276,177             6.09              02/01/31           28,161,376
--------------------------------------------------------------------------------
                                                             $  347,902,205
--------------------------------------------------------------------------------
Adjustable Rate Government National Mortgage Association
  (GNMA)(d) -- 2.2%

   $  1,527,707             6.50%             03/20/16        $   1,551,096
      1,806,135             7.12              08/20/17            1,839,711
      1,026,294             7.12              08/20/18            1,046,984
      8,886,125             6.00              11/20/25            9,040,211
--------------------------------------------------------------------------------
                                                             $   13,478,002
--------------------------------------------------------------------------------
Adjustable Rate Small Business Administration (SBA)(d)--7.8%

   $  1,416,469             6.75%             10/25/14        $   1,449,883
      2,562,866             6.75              02/25/15            2,624,144
      3,684,715             6.75              03/25/15            3,773,370
      2,839,268             6.75              04/25/15            2,907,581
      2,057,142             6.75              05/25/15            2,106,637
      1,036,764             6.75              08/25/15            1,062,040
      1,684,161             6.75              09/25/15            1,725,220
      2,069,161             6.75              10/25/15            2,119,917
      1,110,382             6.37              09/25/16            1,125,305
--------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

Statement of Investments
--------------------------------------------------------------------------------
GS Adjustable Rate Government Fund (continued)
October 31, 1996

--------------------------------------------------------------------------------
    Principal             Interest              Maturity
     Amount                 Rate                  Date             Value
================================================================================
Mortgage Backed Obligations (continued)
Adjustable Rate Small Business Administration
    (SBA)(d)(continued)
$ 4,125,881                 6.37%              07/25/17     $  4,181,333
  9,019,837                 6.37               08/25/17        9,141,062
  4,040,857                 6.37               09/25/17        4,095,166
  3,577,478                 6.37               10/25/17        3,625,559
  8,937,943                 6.37               02/25/18        9,058,069
--------------------------------------------------------------------------------
                                                            $ 48,995,286
--------------------------------------------------------------------------------
Collateralized Mortgage Obligations-5.3%
Adjustable Rate CMOs(d)-1.8%
FNMA Remic Trust 1990-145, Class A
$ 11,024,778                6.51%              12/25/20     $ 11,025,439
--------------------------------------------------------------------------------
Inverse Floater(d)-0.0%
FNMA Remic Trust 1991-91, Class S
$    164,490               17.66%              07/25/98     $    174,261
--------------------------------------------------------------------------------
Inverse Floating Rate - Interest Only(d)-0.0%
FNMA Remic Trust 1992-157, Class SA
$2,002,645/(b)/            14.10%              03/25/04     $    168,743
--------------------------------------------------------------------------------
Inverse IOette-0.1%
FHLMC Series 1164, Class O
$   36,128/(b)/            29.44%              11/15/06     $    489,372
--------------------------------------------------------------------------------
IOette-0.1%
FNMA Remic Trust 1990-145, Class B
$   27,091/(b)/            10.00%              12/25/20     $    657,906
--------------------------------------------------------------------------------
Regular Floater CMOs(d)-1.4%
FHLMC Series 1011, Class F
$    8,872,813              6.34%              11/15/20     $  9,069,612
--------------------------------------------------------------------------------
Sequential Fixed Rate CMOs-0.4%
FNMA Remic Trust 1990-65, Class U
$     616,589               9.50%              11/25/06     $    619,475
FNMA Remic Trust 1991-37, Class E
    1,664,339               8.50%              04/25/05        1,679,418
--------------------------------------------------------------------------------
                                                            $  2,298,893
--------------------------------------------------------------------------------
Super Floater CMOs(d)-1.5%
FNMA Remic Trust 1992-157, Class FA
$   9,859,177(b)            1.22%              03/25/04     $  9,631,134
--------------------------------------------------------------------------------
Total Collateralized Mortgage Obligations                   $ 33,515,360
--------------------------------------------------------------------------------
Total Mortgage Backed Obligations
    (Cost $605,544,961)                                     $604,783,125
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
    Principal             Interest              Maturity
     Amount                 Rate                  Date             Value
================================================================================
Repurchase Agreement-2.1%
Joint Repurchase Agreement Account
$  13,000,000               5.58%              11/01/96/(a)/$ 13,000,000
--------------------------------------------------------------------------------
Total Repurchase Agreement
    (Cost $13,000,000)                                      $ 13,000,000
--------------------------------------------------------------------------------
Total Investments
    (Cost $618,544,961/(c)/)                                $617,783,125
================================================================================
Futures contracts open at October 31, 1996:

                                     Number of
                                     Contracts
                                       Long            Settlement        Unrealized
        Type                        (Short)(e)            Month         Gain (Loss)
---------------------------------  -------------  ------------------- ----------------
1-Month Libor                            45         November 1996          $4,500
Euro Dollars                            365         December 1996         309,500
Euro Dollars                            280         March 1997             95,000
Euro Dollars                             55         June 1997              28,000
5-Year U.S. Treasury Notes              67         December 1996           9,766
10-Year U.S. Treasury Notes           (270)        December 1996        (302,812)
                                                                      ----------------
                                                                         $143,954
======================================================================================

Federal Income Tax Information:
Gross unrealized gain for investments in which value
    exceeds cost                                                         $  2,404,589
Gross unrealized loss for investments in which cost
    exceeds value                                                          (3,318,600)
--------------------------------------------------------------------------------------
Net unrealized gain                                                      $   (914,011)
======================================================================================

(a) Portions of these securities are being segregated for futures margin requirements.
(b) Represents security with notional or nominal principal amount. The actual effective yield of this security is different than the stated rate due to the amortization of related premiums.
(c)  The aggregate costs for federal income tax purposes is $618,697,136.
(d) Variable rate security. Coupon rate disclosed is that which is in effect at October 31, 1996.
(e) Each Euro Dollar contract represents $1,000,000 in notional par value. Each Libor contract represents $3,000,000 in notional par value. Each 5-Year and 10-Year U.S. Treasury Note and U.S. Treasury Bond contract represents $100,000 in notional par value. The total notional amount and market value are $879,000,000 and $200,909,125, respectively. The determination of notional amounts and market value as presented here are indicative only of volume of activity and not a measure of market risk.

The percentages shown for each investment category reflect the value of investments in that category as a percentage of total net assets.

--------------------------------------------------------------------------------
The accompanying notes are an integral part of these financial statements.

Letter to Shareholders
--------------------------------------------------------------------------------
GS Short Duration Government Fund


--------------------------------------------------------------------------------
Investment Objective

     The GS Short Duration Government Fund's primary objective is to provide a high level of current income by investing in a portfolio that consists of securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, including mortgage-backed securities as well as repurchase agreements collateralized by such instruments. Under normal interest rate conditions, the fund's duration is expected to be within one-half year of its benchmark, the two-year U.S. Treasury security.

Performance Review

     During the period under review, the fund's Institutional, Administration and Service shares all outperformed the two-year U.S. Treasury security, primarily due to our emphasis on and the favorable performance of mortgage-backed security investments, as well as our ability to identify relative value within the sector. In addition, the portfolio's term structure, which overweighted one- and three-year maturity securities, also contributed to performance when the yield curve steepened.

     During the period, the net asset values (NAVs) of the fund's Institutional and Administration shares (which opened February 28, 1996) were nearly unchanged while the NAV of the fund's Service shares (which opened April 10, 1996) rose $0.10 as interest rates stabilized and subsequently declined.



--------------------------------------------------------------------------------
Performance Summary
--------------------------------------------------------------------------------
                           Institutional      Administration*        Service*
                           (10/31/95-           (2/28/96-            (4/10/96-
                            10/31/96)           10/31/96)            10/31/96)
                            --------            --------             --------
Total Return (based on net     6.75%              4.00%                 4.35%
  asset value
--------------------------------------------------------------------------------
  Return From Monthly          6.65%              4.10%                 3.32%
    Distributions
--------------------------------------------------------------------------------
  Return From Price            0.10%             -0.10%                 1.03%
    Depreciation/
    Appreciation
--------------------------------------------------------------------------------
Total Return of Two-Year       5.64%              3.61%                 3.71%
  U.S. Treasury
--------------------------------------------------------------------------------
NAV (10/31/96)                 $9.83              $9.85                 $9.82
--------------------------------------------------------------------------------
NAV Change                    +$0.01             -$0.01                +$0.10
--------------------------------------------------------------------------------

* New share class opened during the period.

     The fund performed well compared with its peers. The Institutional shares ranked in the top 10% of short-intermediate U.S. government funds (fifth out of 88) based on total return for the 12-month period ended October 31, 1996, according to Lipper Analytical Services, Inc. (The Administration and Service shares were not ranked for this period because they were in existence less than 12 months. Please note that Lipper rankings do not take sales charges into account and that past performance is not a guarantee of future results.)

Portfolio Composition and Investment Strategies

     The fund significantly reduced its allocation in U.S. Treasuries in favor of collateralized mortgage obligations (CMOs), which offered more attractive return potential according to our analysis. This strategy proved successful as mortgage-backed securities outperformed comparable-duration Treasuries.

Portfolio Composition as of October 31, 1996*


                           [PIE CHART APPEARS HERE]

         Repos/Cash Equivalents                     1.1%
         Fixed Rate Mortgage
          Pass-Throughs                             7.2%
         U.S. Treasuries                           15.8%
         ARMs                                      19.0%
         CMOs                                      56.9%

* The percentages shown are of total portfolio investments that have settled and include an offset to cash equivalents relating to unsettled trades. These percentages may differ from those in the accompanying Statement of Investments, which reflect portfolio holdings as a percentage of net assets.

--------------------------------------------------------------------------------

Letter to Shareholders
--------------------------------------------------------------------------------
GS Short Duration Government Fund (continued)


--------------------------------------------------------------------------------
 . CMOs. During the period, we more than doubled the portfolio's allocation in collateralized mortgage obligations, with most of the increase occurring from February through April. As of October 31, 56.9% of the portfolio was invested in CMOs, of which 24.7% were sequential-pay CMOs (up from 10.4% last year) and 17.0% were planned amortization class (PAC) CMOs (up from 1.9% last year).
These sectors were favored for their relatively stable cash flows and incremental yields over Treasuries, and they performed well during the period. Though the CMO sector was fairly valued relative to equal-duration Treasuries from January through the end of the period, our extensive research enabled us to identify specific securities that presented attractive investment opportunities.

 . ARMs. Adjustable rate mortgage securities (ARMs) accounted for 19.0% of the portfolio as of October 31, down from 23.7% last year. We focused on seasoned securities indexed to the one-year Constant Maturity Treasury (CMT), which offered attractive income stability and low relative prepayment risk. A high level of mortgage refinancing adversely impacted the sector in November and December of 1995 when rates had eased, but ARMs strengthened when rates started to rise during the first quarter of 1996 and prepayment fears faded.

 . U.S. Treasuries and Repurchase Agreements/Cash Equivalents. The portfolio's position in U.S. Treasuries was cut to 15.8%, down from 37.1% a year ago, as we identified securities in other sectors that offered higher incremental yield. In addition, repurchase agreements/cash equivalents were reduced to 1.1% from 4.7% a year ago.

 . Fixed Rate Mortgage Pass-Throughs. Fixed rate pass-throughs, a 7.2% allocation, offered more attractive yield spreads than most of the other high-credit quality fixed income sectors. During the period under review, the technical balance of the pass-through market strengthened, with investor demand improving as prepayments and supply slowed from the high levels experienced last November. We continued to emphasize seasoned premium mortgages because they typically have lower prepayment risk than recently issued mortgages.

 . Issuer Composition. The breakdown of the portfolio's mortgage-backed security holdings by issuer was 37.8% in Federal National Mortgage Association (FNMA) issues, 36.0% in Federal Home Loan Mortgage Corporation (FHLMC) issues and 9.2% in Government National Mortgage Association (GNMA) issues.

 . Credit Quality. The fund invests exclusively in issues of the U.S. government and its agencies or instrumentalities.

 . Prudent Use of Derivatives. Sequential-pay CMOs and PAC CMOs, which are typically considered to be lower risk derivatives, represented 24.7% and 17.0% of the portfolio, respectively, as noted earlier. Other derivative investments included CMO floaters (10.0%), which are securities whose coupons reset upward as interest rates rise, and inverse floaters (3.2%), which have coupons that reset in the opposite direction from interest rates. When floaters are held along with inverse floaters, they can produce a position with a similar risk profile as a fixed rate pass-through but provide a higher yield. The fund also held a small position (1.3%) in PAC interest-only securities (IOs). We invest in such higher risk derivatives very sparingly in an effort to enhance returns without taking undue risk. In addition, we used futures as a tool to help manage the portfolio's duration.

Market Outlook
   In general, we have a cautiously optimistic view of the mortgage-backed securities market in the near term. In the ARM sector, we expect spreads to remain stable due to strong investor demand and limited supply. Given the environment of declining rates for the past few months, we will continue to emphasize seasoned one-year CMT
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
GS Short Duration Government Fund (continued)


-------------------------------------------------------------------------------
ARMs due to the relative prepayment stability that these securities offer. Though we have a neutral outlook for the CMO market, we continue to find areas that offer attractive investment opportunities. In the mortgage pass-through market, we believe the recent widening of yield spreads during September and October has been somewhat overdone, but we will remain vigilant to an increase in prepayments that may result from a further decline in interest rates. We will continue to actively allocate the portfolio's assets among the various fixed income sectors as their relative value changes throughout the coming year.

Distribution Policy

      During the period under review, the fund's Institutional shares paid out distributions of $0.63 per share. From their inceptions through October 31, 1996, the fund's Administration and Service shares distributed $0.39 per share and $0.32 per share, respectively. (The Administration shares opened on February 28, 1996 and the Service shares opened on April 10, 1996.) The fund distributes substantially all of its investment company taxable income, as required by tax law.

      We thank you for your support and look forward to continuing to meet your investment needs in the future.

Sincerely,

/s/Jonathan A. Beinner

Jonathan A. Beinner


/s/James B. Clark

James B. Clark

Portfolio Managers
GS Short Duration Government Fund
November 29, 1996

Goldman Sachs Trust
--------------------------------------------------------------------------------
GS Short Duration Government Fund

October 31, 1996


--------------------------------------------------------------------------------

In accordance with the requirements of the Securities and Exchange Commission, the following data is supplied for the periods ended October 31, 1996. The performance for the GS Short-Term Government Fund based on the Fund's normal minimum initial investment of $50,000, is compared to its benchmarks, the U.S. 2-Year Treasury Bill ("2-Year T-Bill") and the Lehman Brothers Mutual Fund Short (1-3) U.S. Government Index ("Lehman Short (1-3) Gov't Index"). All performance data shown represents past performance and should not be considered indicative of future performance which will fluctuate as market conditions change. The investment return and principal value of an investment will fluctuate with changes in market conditions so that an investor's shares, when redeemed, may be worth more or less than their original cost.

                        HYPOTHETICAL $50,000 INVESTMENT

                             [CHART APPEARS HERE]

                           Institutional Shares(a)

          Institutional Shares   2-Year\r T-Bill        Lehman Short (1-3)rGov't
  9/1/88                  50,000                 50,000         50,000
10/31/88                  51,283                 51,057         51,091
10/21/89                  55,940                 55,412         55,919
10/31/90                  60,543                 59,876         60,861
10/31/91                  67,161                 66,615         67,699
10/31/92                  71,365                 72,161         73,208
10/31/93                  75,326                 76,335         77,446
10/31/94                  76,072                 77,058         78,339
10/31/95                  82,895                 84,009         85,256
10/31/96                  88,507                 88,756         90,346


                             Administration Shares

                             [CHART APPEARS HERE]


           Administration Shares  2-Year\rT-Bill       Lehman Short (1-3)rGov't
 2/28/96                  50,000                50,000                   50,000
10/31/96                  52,000                51,805                   51,760

                                Service Shares
                             [CHART APPEARS HERE]

            Service Shares        2-Year\rT-Bill       Lehman Short (1-3)rGov't
 4/10/96                  50,000                50,000                   50,000
10/31/96                  52,175                51,855                   52,110


                     -----------------------------------------------------------
                                 Average Annual Total Return
                     -----------------------------------------------------------
                        One Year      Five Year           Since Inception(b)
--------------------------------------------------------------------------------
Institutional shares     6.75%          5.6%                    7.24%
--------------------------------------------------------------------------------
Administrative shares    N/A            N/A                     4.00(c)
--------------------------------------------------------------------------------
Service shares           N/A            N/A                     4.35(c)
--------------------------------------------------------------------------------

/a/ For comparative purposes, initial investments are assumed to be made on the first day of the month following the Fund's commencement of operations.
/b/ The Institutional, Administration and Service shares commenced operations
    August 15, 1988, February 28, 1996 and April 10, 1996, respectively.
/c/ An aggregate total return (not annualized) is shown instead of an average annual total return since the Administration and Service shares have not completed a full twelve months of operations.



--------------------------------------------------------------------------------

Statement of Investments
--------------------------------------------------------------------------------
GS Short Duration Government Fund
October 31, 1996

--------------------------------------------------------------------------------
Principal                  Interest        Maturity
 Amount                      Rate            Date                Value
================================================================================
Mortgage Backed Obligations--82.4%

Adjustable Rate Federal Home Loan Mortgage Corp.
   (FHLMC)(a)--14.2%

$  1,208,677                 6.00%         11/15/16        $   1,198,196
   1,941,838                 7.54          12/01/18/(b)/       1,994,248
   8,544,958                 7.73          02/01/22/(b)/       8,913,502
   2,234,941                 7.56          08/01/22            2,331,334
--------------------------------------------------------------------------------
                                                           $  14,437,280
--------------------------------------------------------------------------------
Adjustable Rate Federal National Mortgage Association
   (FNMA)(a)--6.2%

$    389,769                 9.00%         12/01/97        $     402,558
   2,732,146                 7.80          11/01/14/(b)/       2,849,984
   3,025,230                 7.48          08/01/22/(b)/       3,093,842
--------------------------------------------------------------------------------
                                                           $   6,346,384
--------------------------------------------------------------------------------
Fixed Rate Federal National Mortgage Association (GNMA)--3.5%

$  1,093,610                 6.00%         06/01/09/(b)/   $   1,065,244
   2,058,384                 6.00          10/01/09/(b)/       2,004,994
     540,970                 6.00          10/01/08/(b)/         526,938
--------------------------------------------------------------------------------
                                                           $   3,597,176
--------------------------------------------------------------------------------
Fixed Rate Government National Mortgage Association--3.3%

$  3,040,068                10.00%         12/15/17/(b)/   $   3,338,359
--------------------------------------------------------------------------------
Collateralized Mortgage Obligations (CMOs)--55.3%
Inverse Floater(a)--5.7%
FHLMC Series 1296, Class J
$    890,613                11.93%         07/15/99/(b)/   $     948,502

FHLMC Series 1325, Class B
   2,416,565                 6.06          07/15/97/(b)/       2,421,833

FHLMC Series 1325, Class C
   1,028,325                 7.56          07/15/97/(b)/       1,034,598

FNMA Remic Trust 1991-127, Class S
     144,496                12.98          09/25/98              153,084

FNMA Remic Trust, Series 1992-62, Class S
   1,212,115                10.00          05/25/99            1,241,097
--------------------------------------------------------------------------------
                                                           $   5,799,114
--------------------------------------------------------------------------------
Inverse Floating Rate - Interest Only(a)--0.3%
FHLMC Series 1684, Class JD
$  2,801,277(c)              3.66%         08/15/20/(b)/   $     199,759
FNMA Remic Trust 1993-110, Class SC
   2,597,458(c)              3.46          04/25/19/(b)/         126,990
--------------------------------------------------------------------------------
                                                           $     326,749
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Principal                  Interest        Maturity
 Amount                      Rate            Date                Value
--------------------------------------------------------------------------------
Mortgage Backed Obligations (continued)
Collateralized Mortgage Obligations (continued)
Planned Amortization Class (PAC CMOs)--11.1%
FHLMC Series 1584, Class E
$  3,000,000                 5.75%         10/15/16/(b)/   $   2,954,040
FNMA Remic Trust 1992-138, Class C
   2,350,000                 6.00          12/25/18/(b)/       2,325,020
GNMA Remic Trust 1996-6, Class PB
   6,000,000                 6.50          06/16/09            6,038,400
--------------------------------------------------------------------------------
                                                           $  11,317,460
--------------------------------------------------------------------------------
Planned Amortization Class Interest-Only (PAC IO) CMOs--0.6%
FHLMC Series 1552, Class JE
$ 10,552,245/(c)/            7.00%         02/15/14/(b)/   $     590,926
--------------------------------------------------------------------------------
Planned Amortization Class Ioette CMOs--0.5%
FNMA Remic Trust 1992-198, Class K
$     42,908/(c)/           16.00%         12/25/15        $     547,555
--------------------------------------------------------------------------------
Regular Floater (a)--9.9%
FHLMC Series 1684, Class F
$  5,000,000                 5.75%         08/15/20/(b)/   $   4,818,750
FHLMC Series 1684, Class JC
   2,801,277                 5.34          08/15/20/(b)/       2,737,352
FNMA Remic Trust 1993-110, Class FC
   2,597,459                 5.54          04/25/19/(b)/       2,565,796
--------------------------------------------------------------------------------
                                                           $  10,121,898
--------------------------------------------------------------------------------
Sequential Fixed Rate CMOs--27.1%
FHLMC Series 1033, Class G
$  2,000,000                 8.00%         01/15/06/(b)/   $   2,095,620
FHLMC Series 1296, Class I
   2,493,715                 5.24          07/15/99/(b)/       2,481,546
FHLMC Series 174, Class Z
   3,757,885                10.00          08/15/21            4,189,703
FNMA Remic Trust 1988-12, Class A
   4,076,171                10.00          02/25/18/(b)/       4,350,090
FNMA Remic Trust 1988-12, Class B
   3,218,030                 4.47          02/25/18/(b)/       3,081,585
FNMA Remic Trust 1989-12, Class X
   1,955,861                10.00          12/25/14/(b)/       2,021,246
FNMA Remic Trust 1989-18, Class B
   1,312,493                 9.50          01/25/04            1,359,730

--------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

Statement of Investments
--------------------------------------------------------------------------------
GS Short Duration Government Fund (continued)

October 31, 1996


--------------------------------------------------------------------------------
          Principal        Interest        Maturity
           Amount            Rate            Date              Value
================================================================================
Mortgage Backed Obligations(continued)
Collateralized Mortgage Obligations(continued)
Sequential Fixed Rate CMOs (continued)
      $   4,628,657          7.75%         10/25/18 (b)    $   4,699,707
FNMA Remic Trust 1992-44, Class CA
          3,000,000         12.00          08/25/20/(b)/       3,394,800
--------------------------------------------------------------------------------
                                                           $  27,674,027
--------------------------------------------------------------------------------
Total Collateralized Mortgage Obligations                  $  56,377,729
--------------------------------------------------------------------------------
Total Mortgage Backed Obligations
   (Cost $83,545,715)                                      $  84,096,928
--------------------------------------------------------------------------------
U.S. Treasury Obligations--15.7%
United States Treasury Notes
      $   5,150,000          5.88%         04/30/98        $   5,166,068
         10,900,000          5.13          06/30/98/(b)/      10,804,620
--------------------------------------------------------------------------------
Total U.S. Treasury Obligations
   (Cost $15,894,705)                                      $  15,970,688
--------------------------------------------------------------------------------
Repurchase Agreement--1.0%
Joint Repurchase Agreement Account
      $   1,000,000          5.58%         11/01/96/(b)/   $   1,000,000
--------------------------------------------------------------------------------
Total Repurchase Agreement
   (Cost $1,000,000)                                       $   1,000,000
--------------------------------------------------------------------------------
Total Investments
   (Cost $100,440,420(d))                                  $ 101,067,616
================================================================================
Futures contracts open at October 31, 1996 are as follows:

                             Number of
                             Contracts
                                Long            Settlement        Unrealized
          Type               (Short)(e)           Month           Gain (Loss)
-------------------------  --------------  ------------------  ----------------
Euro Dollars                     40          December 1996         $28,000
Euro Dollars                     29          March 1997             34,650
Euro Dollars                     37          June 1997              38,950
Euro Dollars                     47          September 1997         68,625
Euro Dollars                     45          December 1997          80,375
Euro Dollars                     35          March 1998             25,250
Euro Dollars                     20          June 1998               9,000
2 Year U.S. Treasury Notes       71          December 1996          87,859
5 Year U.S. Treasury Notes      (89)         December 1996        (173,203)
10 Year U.S. Treasury Notes     (44)         December 1996        (131,781)
20 Year U.S. Treasury Notes      (7)         December 1996         (34,844)
                                                                 --------------
                                                                   $32,881
-------------------------------------------------------------------------------


--------------------------------------------------------------------------------

================================================================================
Federal Income Tax Information:
Gross unrealized gain for investments in which
   value exceeds cost                                              $    826,961
Gross unrealized loss for investments in which
   cost exceeds value                                                  (213,881)
--------------------------------------------------------------------------------
Net unrealized gain                                                $    613,080
================================================================================
/(a)/Variable rate security. Coupon rate disclosed is that which is in effect at
     October 31, 1996.
/(b)/Portions of these securities are being segregated for futures margin requirements.
/(c)/Represents security with notional or nominal principal amount. The actual effective yield of this security is different than the stated rate due to the amortization of related premiums.
/(d)/The aggregate cost for federal income tax purposes is $100,454,536. /(e)/Each Euro Dollar contract represents $1,000,000 in notional par value. Each
     2-Year U.S. Treasury Note contract represents $200,000 in notional par value. Each 5-Year U.S. Treasury Note, 10-Year U.S. Treasury Note, and 20-Year U.S. Treasury Note contract represents $100,000 in notional par value. The total notional amount and market value are $253,200,000 and $89,469,788, respectively. The determination of notional amounts and market value as presented here are indicative only of volume of activity and not a measure of market risk.

The percentages shown for each investment category reflect the value of investments in that category as a percentage of total net assets.

--------------------------------------------------------------------------------
The accompanying notes are an integral part of these financial statements.

Letter to Shareholders
--------------------------------------------------------------------------------
GS Short Duration Tax-Free Fund




--------------------------------------------------------------------------------
Investment Objective
      The GS Short Duration Tax-Free Fund seeks to provide a high level of current income exempt from regular federal income tax, consistent with relatively low principal volatility, through investments in municipal securities rated single-A or better or deemed to be of comparable quality. Under normal interest rate conditions, the fund's duration will be within one-half year of its benchmark, the Lehman Brothers Three-Year Municipal Bond Index. The fund's approximate interest rate sensitivity is comparable to that of a three-year bond.

After a Weak Start, the Municipal Bond Market Strengthened
      The municipal bond market outperformed Treasuries during the 12-month period under review, though both markets came under pressure when rates rose during the first half of 1996. The average price of a three-year municipal bond (as calculated from data provided by Municipal Market Data, an independent municipal market information provider) fell slightly (0.14%), while yields rose from 4.10% on October 31, 1995 to 4.15% on October 31, 1996.
      The municipal bond market began the period under review on a weak note. Tax reform uncertainty impacted investor demand during November and December 1995, while municipal bond supply was high due to seasonably heavy year-end issuance. The market environment improved during January and February 1996, when fading tax reform concerns helped to revive investor interest in the sector and issuance declined. From March through the end of the period, the market's technical balance was generally healthy, though occasional spikes in supply periodically overwhelmed demand and briefly impacted performance. The largest of these surges occurred in June when supply rose to its highest level since late 1995, but subsequently both new issuance and secondary supply fell dramatically from July through September.
      On the demand side, interest in municipal bonds was generally stable until late summer and early fall. Demand from individual investors (who control approximately 65% of municipal bond ownership either through mutual funds or direct investment) began to decline when interest rates declined and municipal yields fell below the psychologically significant 6% level. In addition, property/casualty companies (which control approximately 10% of municipal bond ownership) also dropped out of the market because the sector had become somewhat unattractive relative to Treasuries. The supply drought finally abated in October when many issuers sought to take advantage of lower interest rates, and a continued weakness in demand caused municipals to underperform taxable bonds for the month.

Municipal Bond Yield Curve

                           [LINE GRAPH APPEARS HERE]

The yield curve steepened at the short end and shifted downward at the longer end.

Performance Review
      The performance of the fund's Institutional shares was in line with the benchmark, the Lehman Brothers Three-Year Municipal Bond Index (the "Index"), for the 12-month period ended October 31, 1996. The Administration and Service shares also performed well, but slightly lagged the benchmark.

--------------------------------------------------------------------------------

Letter to Shareholders
--------------------------------------------------------------------------------
GS Short Duration Tax-Free Fund (continued)


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Performance Summary:                         October 31, 1995 - October 31, 1996
--------------------------------------------------------------------------------
                                                             Lehman Brothers
                            Institu-  Adminis-                    3-Year
                             tional   tration    Service   Municipal Bond Index
                            --------  --------   -------   ---------------------
Total Return (based on net    4.50%    4.24%      3.98%            4.51%
   asset value)
--------------------------------------------------------------------------------
   Return From                4.30%    4.04%      3.78%              NA
      Monthly
      Distributions
--------------------------------------------------------------------------------
   Return From Price          0.20%    0.20%      0.20%              NA
      Appreciation
--------------------------------------------------------------------------------
NAV (as of 10/31/96)         $9.96    $9.96      $9.97               NA
--------------------------------------------------------------------------------
NAV Change                  +$0.02   +$0.02     +$0.02               NA
--------------------------------------------------------------------------------

      The fund's positive performance during the period was primarily due to our emphasis on higher yielding revenue bonds, as well as successful selection of specific securities and relative value trades. As always, we did not make any bets on the direction of interest rates, but rather kept the fund's duration in line with the Index, occasionally using Treasury futures to actively manage sector allocation.
      In our search for incremental yield, we focused on three types of bonds. The first category was relatively generic, highly liquid securities; the second included slightly less liquid issues such as insured hospital bonds and letter-of-credit-backed debt; and the last area was "story" bonds, such as uninsured hospital and electric utility issues and multifamily housing revenue bonds, whose value is often unrecognized by the market because they are unique or generally not well understood. We identified attractive investment opportunities for the third category through our extensive credit analysis.
      We are pleased to report that the fund's Institutional shares ranked first out of 26 funds in Lipper Analytical Services, Inc.'s short-intermediate municipal debt category for the 12-month period ended October 31, 1996 based on total return. (Lipper did not rank the fund's Administration and Service shares. Please note that Lipper rankings do not take sales charges into account and that past performance is not a guarantee of future results.) In addition, as of October 31, 1996, the fund's Institutional shares were rated "five stars" by Morningstar, Inc., its highest rating./1/

Portfolio Composition and Investment Strategies:
Revenue Bonds Dramatically Increased

  Portfolio Composition as of October 31, 1996*

                           [PIE CHART APPEARS HERE]

                           General Obligations 3.0%
                        Variable Rate Demand Notes 4.7%
                       Insured General Obligations 12.6%
                          Insured Revenue Bonds 24.2%
                              Revenue Bonds 55.5%

* The percentages shown are of total portfolio investments that have settled and include an offset to cash equivalents relating to unsettled trades. These percentages may differ from those in the accompanying Statement of Investments, which reflect portfolio holdings as a percentage of net assets.


----------------------------
1 Source: (C) 1996 Morningstar, Inc. All rights reserved. Morningstar proprietary ratings reflect historical risk-adjusted performance as of 10/31/96. The ratings are subject to change every month. Past performance is no guarantee of future results. Morningstar ratings are calculated from a fund's three-, five-, and ten-year average annual returns (where applicable) in excess of 90-day Treasury bill returns with appropriate fee and sales charge adjustments and a risk factor that reflects fund performance below 90-day Treasury bill returns. The one-year rating is calculated using the same methodology, but is not a component of the overall rating. The fund's Institutional shares received five stars and were rated among 1,038 municipal bond funds for the three-year period. For the one-year period, the Institutional shares received five stars and were rated among 1,728 municipal bond funds. 10% of the funds receive the five-star rating. The Morningstar rating applies only to the fund's Institutional shares; the fund's Administration and Service shares have not been rated. Administration and Service shares are subject to additional fees that may have the effect of lowering performance and may affect any future Morningstar rating. Morningstar rates funds against their peers in the same category. In all, there are five Morningstar categories (domestic equity, international equity, fixed income, municipal and hybrid). Morningstar ratings range from five stars (highest) to one star (lowest). Funds with five-star ratings are in the top 10% of their category, four-star ratings in the next 22.5%, three stars the next 35%, two stars the next 22.5% and one star the lowest 10% of their categories.
--------------------------------------------------------------------------------

Letter to Shareholders
--------------------------------------------------------------------------------
GS Short Duration Tax-Free Fund (continued)


--------------------------------------
 .     Revenue Bonds. As of October 31, the portfolio's combined position in insured and uninsured revenue bonds was significantly overweighted compared with the Index, 79.7% versus 35.8%. We substantially increased the portfolio's total revenue bond allocation (from 29.2% a year ago) because our emphasis on credit analysis enabled us to identify attractive revenue bonds that offered higher incremental yield than was available from general obligation bonds. (Revenue bonds pay interest and principal out of a specific revenue stream, such as sales taxes, hospital charges, tolls, electric rates and airport fees.)

 .     General Obligation (GO) Bonds. The fund's allocation in insured and uninsured GO bonds was dramatically cut during the period to 15.6% of the portfolio, down from 51.0% a year ago and significantly underweighted versus the Index's 55.5%. GOs are backed by the general taxing power of a municipality and are typically higher credit quality but lower yielding than revenue bonds.

 .     Variable Rate Demand Notes (VRDNs). VRDNs are high-quality cash equivalents that we used to manage the portfolio's excess liquidity. VRDNs were a 4.7% position, down from 10.0% a year ago.

 .     Pre-refunded Bonds. Over the course of the year, we trimmed the fund's holdings in pre-refunded bonds (9.8% as of October 31, 1995). In October, we sold the fund's remaining position in the sector in favor of revenue bonds that offered more attractive yields.


 .     Duration. As of October 31, the fund's duration was in line with that of the Index at 2.7 years.

 .     Credit Quality. During the year, the fund's credit quality allocations shifted. We reduced the portfolio's allocation in triple-A-rated GOs in favor of single-A-rated revenue bonds, which allowed us to maintain the fund's targeted double-A-rated average credit quality and liquidity while achieving higher overall yields. We structured the portfolio's credit-quality allocation like a "barbell," emphasizing higher credit quality securities in the four- to five-year maturity range and lower relative credit quality securities in the one- to three-year maturity range. As of October 31, more than half of the portfolio was invested in triple-A-rated bonds (52.7%), while double-A- and single-A-rated securities accounted for 20.1% and 27.2%, respectively.

Market Outlook
      We have a bullish long-term outlook for municipal bond supply, since new money issuance (bonds issued for purposes other than refunding older debt) tends to be stable and grows at the same rate as GDP. In addition, we do not anticipate a significant increase in refunding unless interest rates drop substantially. On the demand side, investor interest is likely to remain healthy, as we believe that two to four more years of divided government (a Democratic president and a Republican-controlled Congress) should avert any significant tax reform that would threaten municipal bonds' tax-exempt status.

Distribution Policy
      Dividends are declared daily and paid on a monthly basis. During the 12-month period ended October 31, 1996, the fund's Institutional, Administration and Service shares paid out monthly distributions totaling approximately $0.42, $0.39 and $0.37 per share, respectively. The fund intends to distribute substantially all of its investment company tax-exempt income, as required by tax law.

--------------------------------------------------------------------------------

Letter to Shareholders
--------------------------------------------------------------------------------
GS Short Duration Tax-Free Fund (continued)



--------------------------------------------------------------------------------
      We value your continued confidence in the GS Short Duration Tax-Free Fund and look forward to reporting on the fund's progress in the coming year.

Sincerely,

/s/ Benjamin S. Thompson

Benjamin S. Thompson

/s/ Elisabeth Schupf Lonsdale

Elisabeth Schupf Lonsdale

Portfolio Managers
GS Short Duration Tax-Free Fund
November 29, 1996


--------------------------------------------------------------------------------

Goldman Sachs Trust
--------------------------------------------------------------------------------
GS Short Duration Tax-Free Fund

October 31, 1996

--------------------------------------------------------------------------------

In accordance with the requirements of the Securities and Exchange Commission, the following data is supplied for the periods ended October 31, 1996. The performance for the GS Short Duration Tax-Free Fund based on the Fund's normal minimum initial investment of $50,000, is compared to its benchmark, the Lehman Brothers 3-Year Municipal Bond Index ("3-Year Bond Index"). All performance data shown represents past performance and should not be considered indicative of future performance which will fluctuate as market conditions change. The investment return and principal value of an investment will fluctuate with changes in market conditions so that an investor's shares, when redeemed, may be worth more or less than their original cost.

                     HYPOTHETICAL $50,000 INVESTMENT/(a)/


                          [GRAPH APPEARS HERE]
                          Institutional Shares


                       Institutional Shares         3yr Bond Index
--------------------------------------------------------------------------------
 10/1/92                                50000                  50000
--------------------------------------------------------------------------------
10/31/92                                49830                  49805
--------------------------------------------------------------------------------
10/31/93                                53333                  53102
--------------------------------------------------------------------------------
10/31/94                                53424                  53825
--------------------------------------------------------------------------------
10/31/95                                56618                  58023
--------------------------------------------------------------------------------
10/31/96                                59172                  60646
--------------------------------------------------------------------------------

                             [GRAPH APPEARS HERE]
                             Administration Shares


                       Admin                        3yr Bond Index
--------------------------------------------------------------------------------
  6/1/93                                50000                  50000
--------------------------------------------------------------------------------
10/31/93                                51088                  51144
--------------------------------------------------------------------------------
10/31/94                                51031                  51840
--------------------------------------------------------------------------------
10/31/95                                53971                  55884
--------------------------------------------------------------------------------
10/31/96                                56265                  58410
--------------------------------------------------------------------------------

                             [GRAPH APPEARS HERE]
                                Service Shares


                       Service                      3yr Bond Index
--------------------------------------------------------------------------------
10/1/94                                 50000                  50000
--------------------------------------------------------------------------------
10/31/94                                49810                  49880
--------------------------------------------------------------------------------
10/31/95                                52594                  53771
--------------------------------------------------------------------------------
10/31/96                                54693                  56201
--------------------------------------------------------------------------------


                               ------------------------------------
                                 Average Annual Total Return
                               ------------------------------------
                                  One Year     Since Inception/(b)/
        -----------------------------------------------------------
        Institutional Shares       4.50%            4.21%
        -----------------------------------------------------------
        Administration Shares      4.24%            3.51%
        -----------------------------------------------------------
        Service Shares             3.98%            4.36%
        -----------------------------------------------------------

/(a)/For comparative purposes, initial investments are assumed to be made on the first day of the month following the commencement of operations of the Administration and Service share classes.

/(b)/The Institutional, Administration and Service shares commenced operations
     October 1, 1992, May 20, 1993 and September 20, 1994, respectively.

--------------------------------------------------------------------------------

Statement of Investments
--------------------------------------------------------------------------------
GS Short Duration Tax-Free Fund
October 31, 1996

--------------------------------------------------------------------------------
Principal          Interest          Maturity
 Amount              Rate              Date            Value
--------------------------------------------------------------------------------
Debt Obligation--98.2%

Alabama--2.8%
Selma, AL IDA for International Paper Co. PCRB (A-/A3)
$1,000,000           4.15%            07/15/08        $1,000,000
--------------------------------------------------------------------------------
Arkansas--3.8%
West Memphis, AR Public Utility System RB (MBIA) (NR/Aaa)
$1,310,000           5.25%(e)         12/01/00        $1,344,388
--------------------------------------------------------------------------------
Colorado--4.2%
Municipal Sub District of Northern Colorado Water Conservation Co.
 RB(AMBAC)(AAA/Aaa)
$1,435,000           5.75%            12/01/01        $1,508,845
--------------------------------------------------------------------------------
Connecticut--4.3%
Connecticut State Resource Recovery Authority Series A RB (AA-/NR)
$1,500,000           5.60%            11/15/99        $1,546,185
--------------------------------------------------------------------------------
Illinois--4.4%
Chicago, IL GO (MBIA) (AA/Aaa)
$1,500,000           5.40%            10/31/00        $1,547,670
--------------------------------------------------------------------------------
Kentucky--7.5%
Jefferson County, KY Trust Certificates (A+/NR)RB
$1,145,000           5.25%            03/01/99        $1,163,904
Pendleton County, KY LOC (Self Insurance)(NR/VMIG1)
 1,500,000           4.25             07/01/01         1,503,045
--------------------------------------------------------------------------------
                                                      $2,666,949
--------------------------------------------------------------------------------
Louisiana--7.4%
Louisiana Offshore Deepwater Part Authority Term B RB (A/Baa1)
$1,000,000           5.85%            09/01/00        $1,040,080
Louisiana State Refunding RB, Series A GO (FGIC) (AAA/Aaa)
 1,500,000           6.00             08/01/01         1,583,970
--------------------------------------------------------------------------------
                                                      $2,624,050
--------------------------------------------------------------------------------
New Jersey--4.0%
West Windsor/Plainsboro, NJ Regional School District (FGIC)
 (AAA/Aaa)
$1,400,000           5.25%            12/01/99        $1,436,750
--------------------------------------------------------------------------------
New York--6.8%
Municipal Assistance Corp. Refunding RB (AMBAC) (AAA/Aaa)
$1,000,000           6.00%            07/01/00        $1,051,690
Syracuse, NY IDA RB (AA/NR)
$1,365,000           4.60%            10/15/98        $1,369,491
--------------------------------------------------------------------------------
                                                      $2,421,181
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Oklahoma--13.5%
Enid, OK Hospital Authority RB (Societe Generale LOC) (NR/Aa2)
$2,700,000           6.63%(a)         10/01/15        $2,747,115
Southern Oklahoma Memorial Hospital RB(b) (A/A)
 2,000,000           5.60             02/01/00         2,043,680
-------------------------------------------------------------------------------
                                                      $4,790,795
-------------------------------------------------------------------------------
Oregon--4.2%
Klamath Falls, OR Salt Caves Hydroelectic RB (SP1+/NR)
$1,500,000           4.50%            05/01/23        $1,507,980
-------------------------------------------------------------------------------
Pennsylvania--9.7%
Pennsylvania Intergovernmental Cooperative Authority Special Tax RB
  (FGIC) (AAA/Aaa)
$1,500,000           5.75%            06/15/00        $1,559,730
Philadelphia, PA Gas Works COPS (FSA) (AAA/Aaa)
 1,800,000           5.95             04/01/00         1,879,146
--------------------------------------------------------------------------------
                                                      $3,438,876
--------------------------------------------------------------------------------
Texas--11.4%
Bexar County, TX MFH Finance Corp. RB (CFMG) (NR/A3)
$1,500,000           4.88%            11/01/04        $1,502,220
Houston, TX Water & Sewer RB Series B (A/A)
 1,430,000           5.25             12/01/99         1,460,802
Port Neches, TX Independent School District GO (AAA/Aaa)
 1,000,000           7.00             02/15/01         1,092,480
-------------------------------------------------------------------------------
                                                      $4,055,502
-------------------------------------------------------------------------------
Virginia--5.0%
Petersburg, VA Hospital Authority RB (NR/A)
$1,760,000           5.50%            07/01/99        $1,798,157
-------------------------------------------------------------------------------
Washington--4.6%
Washington State Public Power Supply System RB, Series B (AA-/Aa1)
$1,500,000           7.20%            07/01/02        $1,623,044
-------------------------------------------------------------------------------
Wyoming--4.6%
Uinta County, WY School District GO, Series A (FSA) (AAA/Aaa)
$1,500,000           6.88%            06/01/00        $1,620,390
-------------------------------------------------------------------------------
  Total Debt Obligations
   (Cost $34,727,338)                                $34,930,762
===============================================================================

-------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------
GS Short Duration Tax-Free Fund (continued)
October 31, 1996



--------------------------------------------------------------------------------
Principal               Interest               Maturity
 Amount                   Rate                   Date                 Value
================================================================================
Short-Term Obligations--4.5%

Illinois--0.6%
Illinois Development Finance Authority RB (AA+/A-1)/(c)/
$200,000                 3.55%                  01/1/96                 $200,000

Louisiana--3.9%
East Baton Rouge Parish PCRB (AAA/Aaa)/(c)/
$1,400,000               3.60%                  11/1/96               $1,400,000
--------------------------------------------------------------------------------
Total Short-Term Obligations
  (Cost $1,600,000)                                                  $ 1,600,000
--------------------------------------------------------------------------------
Total Investments
  (Cost $36,328,338)/(d)/                                            $36,530,762
================================================================================
Federal Income Tax Information:

Gross unrealized gain for investments in which
  value exceeds cost                                              $   204,715

Gross unrealized loss for investments in which
  cost exceeds value                                                   (2,291)
--------------------------------------------------------------------------------
Net unrealized gain                                               $   202,424
================================================================================

/(a)/Variable rate security. Coupon rate disclosed is that which is in effect at
     October 31, 1996.
/(b)/Portions of these securities are being segregated for when-issued securities.
/(c)/Securities with "Put" features with resetting interest rates. Maturity dates disclosed are the next reset interest dates.
/(d)/The amount stated also represents aggregate cost for federal income tax purposes.
/(e)/When-issued securities.

The percentages shown for each investment category reflect the value of investments in that category as a percentage of total net assets.
--------------------------------------------------------------------------------

================================================================================
Investment Abbreviations:

AMBAC --Insured by American Municipal Bond Assurance Corp.
CFMG  --Credit Lyonnais Line of Credit
COPS  --Certificates of Participation
FGIC  --Insured by Financial Guaranty Insurance Co.
FSA   --Financial Security Assurance Co.
GO    --General Obligation
IDA   --Industrial Development Authority
LOC   --Letter of Credit
MBIA  --Insured by Municipal Bond Investors Assurance
NR    --Not Rated
PCRB  --Pollution Control Revenue Bond
RB    --Revenue Bond


--------------------------------------------------------------------------------
The accompanying notes are an integral part of these financial statements.

Letter to Shareholders
--------------------------------------------------------------------------------
GS Core Fixed Income Fund

--------------------------------------------------------------------------------
Investment Objective

   The GS Core Fixed Income Fund seeks to achieve a total return consisting of capital appreciation and income that exceeds the total return of its benchmark, the Lehman Brothers Aggregate Bond Index (the "Index"), through a diversified portfolio of fixed income securities. The fund may invest in U.S. Treasury, agency, corporate, mortgage-backed and asset-backed securities, as well as in a limited amount of non-dollar-denominated fixed income securities. While the fund's performance will be measured against the Index, the portfolio is not required to hold the same securities or match the sector weightings of the Index. Every security in the portfolio must be rated at least investment grade by an independent rating agency or be considered to be of equivalent quality by Goldman Sachs Asset Management at the time it is purchased. The fund's approximate interest rate sensitivity is expected to be comparable to that of a five-year bond.

Performance Review

   During the period under review, the fund's Institutional shares outperformed the Index. The strong performance was primarily due to its investments in corporate bonds and emerging market debt. In addition, the fund also benefited from its mortgage-backed and asset-backed holdings when both sectors strengthened during the period.

   The fund fared well relative to its peers. For the 12-month period ended October 31, 1996, the fund's Institutional shares ranked in the top quartile (24th out of 96 funds) in Lipper Analytical Services, Inc.'s "corporate debt - BBB-rated" category based on total return. (Lipper did not rank the fund's Administration and Service shares for the period because they were in existence less than 12 months. Please note that Lipper rankings do not take sales charges into account and that past performance is not a guarantee of future results.)

   The fund's Administration and Service shares, which began operations on February 28, 1996 and March 13, 1996, respectively, achieved positive returns since their inceptions.

   During the period, the net asset value (NAV) of the fund's Institutional shares fell $0.15 due to the sharp rise in interest rates during the first half of 1996. Reflecting the fact that rates had already risen significantly, the NAV of the fund's Administration shares (which opened in February) also declined but not as significantly, while the NAV of the fund's Service shares (which opened in March) rose $0.09.

-------------------------------------------------------------------------------
Performance Summary
-------------------------------------------------------------------------------
                                   Institutional   Administration*    Service*
                                     (10/31/95-       (2/28/96-      (3/13/96-
                                      10/31/96)       10/31/96)       10/31/96)
-------------------------------------------------------------------------------
Total Return (based on                  5.98%           3.56%           4.90%
  net asset value)
-------------------------------------------------------------------------------
  Return From Monthly                   7.48%           4.27%           3.98%
    Distributions
-------------------------------------------------------------------------------
  Return From Price                    -1.50%          -0.71%           0.92%
    Depreciation/
    Appreciation
-------------------------------------------------------------------------------
Total Return of Lehman                  5.83%           3.74%           4.94%
  Brothers Aggregate
  Bond Index
-------------------------------------------------------------------------------
NAV (as of 10/31/96)                   $9.85           $9.84           $9.86
-------------------------------------------------------------------------------
NAV Change                            -$0.15          -$0.07          +$0.09
-------------------------------------------------------------------------------

*New share class opened during the period.

               Portfolio Composition and Investment Strategies

                 Portfolio Composition as of October 31, 1996*

                           [PIE CHART APPEARS HERE]

              Corporate Bonds                           26.6%
              Fixed Rate Mortgage Pass-Throughs         23.9%
              U.S. Treasuries                           19.5%
              ABSs                                      12.5%
              CMOs                                       9.8%
              Emerging Market Debt                       4.5%
              Repos/Cash Equivalents                     1.7%
              Agency Debentures                          1.5%

* The percentages shown are of total portfolio investments that have settled and include an offset to cash equivalents relating to unsettled trades. These percentages may differ from those in the accompanying Statement of Investments, which reflect portfolio holdings as a percentage of net assets.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
GS Core Fixed Income Fund (continued)

--------------------------------------------------------------------------------
 . Corporate Bonds. As of October 31, the fund's largest allocation was in corporate bonds, overweighted relative to the Index (26.6% versus 17.6%), which significantly benefited performance. Though corporate bonds began the period on a weak note due to the economic slowdown during November and December, the sector improved dramatically when companies reported positive earnings growth from January 1996 through the end of the period. Within the sector, we stressed industrial and financial issues. Industrials performed well due to the strengthening economy, while financials benefited from the relatively steep yield curve, which enabled issuers to borrow at lower, short-term rates and lend at higher, long-term rates.

 . Fixed Rate Mortgage Pass-Throughs. Fixed rate mortgage pass-throughs, a 23.9% position as of October 31, were underweighted compared with the Index (29.7%), with the remainder of the fund's mortgage-backed security allocation invested in collateralized mortgage obligations (CMOs). We emphasized seasoned premium mortgages, which have lower prepayment risk than recently issued mortgages. The sector suffered from high prepayments during November and December 1995, but conditions improved when interest rates rose sharply during the first half of 1996 and prepayments declined. Over the course of the year, these securities positively contributed to the fund's performance.

   During the period, we occasionally used mortgage dollar rolls to benefit from short-term supply and demand imbalances in the mortgage settlement process. (Mortgage dollar rolls refer to transactions that involve selling mortgage securities owned by the fund and simultaneously contracting to buy back similar mortgage securities with the same coupon on a specified future date -- usually one month forward.) At all times, we "cover" the mortgage dollar rolls by keeping cash or high-grade liquid debt securities equal to the dollar amount of the forward commitment in a segregated account with the fund's custodian.

 . CMOs. During the period, we increased the portfolio's CMO allocation to 9.8%, up from 2.0% a year earlier. Within the sector, we initiated a position in sequential-pay/support CMOs (5.1% as of October 31) and increased the portfolio's position in planned amortization class (PAC) CMOs to 3.5% from 0.9%. These securities were favored for their relative stability and attractive spreads compared with Treasuries, and they benefited performance during the period. The remaining CMO positions were inverse floaters, discussed below.

 . U.S. Treasuries and Repurchase Agreements/Cash Equivalents. The fund's allocation in U.S. Treasuries was reduced to 19.5% from 24.7% a year ago. We significantly underweighted Treasuries relative to the benchmark (45.2%) to focus on other sectors that offered more attractive relative value. In addition, repurchase agreements/cash equivalents accounted for 1.7% of the portfolio, up from 0.4% a year ago.

 . Asset-Backed Securities (ABSs). We increased the fund's allocation in ABSs to 12.5%, up from 9.9% a year ago. The ABS position consisted of short-term, high-credit-quality issues primarily backed by credit card loans, as well as smaller positions in automobile loan debt and other receivables, that offered incremental yield over similar-duration Treasuries. When the period under review began, the ABS market was weak due to uncertainty regarding credit card delinquencies, but those concerns waned and the sector strengthened from January through October. The supply of ABSs was robust during the period, with a wide variety of innovative new issues across a range of maturities, collateral types and structures. Despite the increased issuance, the technical balance of the ABS market remained favorable due to heavy investor demand from foreign banks, insurance companies and an increasing number of corporate "crossover" accounts.
--------------------------------------------------------------------------------

Letter to Shareholders
--------------------------------------------------------------------------------
GS Core Fixed Income Fund (continued)

--------------------------------------------------------------------------------
 . Emerging Market Debt. The portfolio's investments in emerging market debt (4.5%) performed extremely well during the period. We carefully managed the fund's exposure in the sector by stressing higher credit-quality, short-duration bonds. Geographically, we emphasized Latin American countries because we believe this region has the best risk/reward characteristics. During the period, we focused on bonds from Chile, Colombia and the Andean region development bank. We also initiated a new position in investment-grade Mexican bonds.

 . Agency Debentures. Agency debentures, a small position (1.5%), added to the portfolio's diversification and contributed incremental yield. However, we underweighted the sector relative to the Index (6.5%) because our analysis indicated that it did not adequately compensate us given its level of risk.

 .  Duration. As of October 31, the fund's duration matched that of the Index at
4.7 years. Rather than attempting to predict the direction of interest rates, we manage the fund's duration to approximate that of the Index, partly through the use of financial futures. We seek to add incremental return over the Index through sector weighting and individual security selection.

 . Credit Quality. More than half of the portfolio was invested in government and agency securities (51 .1%), with another 12.6% invested in triple-A-rated securities. The remainder of the portfolio was made up of double-A-rated securities (2.7%), single-A-rated securities (12.5%), triple-B-rated securities (19.4%) and cash equivalents
(1.7%).

 . Prudent Use of Derivatives. As noted, the portfolio held positions in asset-backed securities (12.5%), sequential-pay/support CMOs (5.1%) and PAC CMOs (3.5%), which are all typically considered to be lower risk derivatives. In addition, we held a 1.2% position in inverse floaters, which are securities whose coupons reset in the opposite direction from interest rate movements. These securities performed well during the period, offering incremental yield over Treasuries.

Market Outlook

   We are somewhat cautious on the corporate bond sector as it has become expensive relative to Treasuries, but expect the sector to continue to benefit from strong technical and fundamental factors. We intend to continue to overweight industrial and financial issues and underweight utilities due to their regulatory and competitive pressures. In the mortgage pass-through market, certain segments are attractively valued, and we believe that our current seasoned holdings should fare well relative to other sectors if interest rates were to continue to fall and increase the level of prepayments. We are cautiously optimistic on the ABS market, where we expect the sector's significant spread premiums relative to comparably rated corporate securities to continue to buoy investor demand. In addition, Fed surveys indicate that banks have been tightening their underwriting standards over the last three quarters, which should help to allay lingering investor concerns surrounding consumer credit card delinquencies. Finally, we remain optimistic on the prospects for the relative performance of emerging market debt, which continues to offer good value compared with other asset classes. Overall, the economic trends in emerging markets appear to be headed in the right direction and the globalization of financial markets is likely to increase investor interest in the sector. During the coming year, we will continue to actively allocate the portfolio's assets among the various fixed income sectors as their relative value changes.

Distribution Policy

   During the 12-month period under review, the fund's Institutional shares distributed $0.72 per share. From their inceptions through October 31, the fund's Administration and Service shares paid out $0.41 and $0.38 per share, respectively. (The Administration shares' inception date was on February 28, 1996, and the Service shares' inception date was on March 13, 1996.) Dividends are
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
GS Core Fixed Income Fund (continued)

--------------------------------------------------------------------------------
declared daily and paid on a monthly basis. As required by tax law, the fund distributes substantially all of its investment company taxable income.

  In closing, we appreciate your investment and look forward to serving you in the future.

Sincerely,

/s/ Jonathan A Beinner

Jonathan A Beinner

/s/ Richard H. Buckholz

Richard H. Buckholz

/s/ C. Richard Lucy

C. Richard Lucy

/s/ Stephen R. Warren

Stephen R. Warren

Portfolio Managers
GS Core Fixed Income Fund
November 29, 1996
--------------------------------------------------------------------------------

Goldman Sachs Trust
--------------------------------------------------------------------------------

GS Core Fixed Income Fund
--------------------------------------------------------------------------------
October 31, 1996
--------------------------------------------------------------------------------


In accordance with the requirements of the Securities and Exchange Commission, the following data is supplied for the periods ended October 31, 1996. The performance for the GS Core Fixed Income Fund based on the Fund's normal minimum initial investment of $50,000, is compared to its benchmark, the Lehman Brothers Aggregate Bond Index ("Lehman Aggregate Index"). All performance data shown represents past performance and should not be considered indicative of future performance which will fluctuate as market conditions change. The investment return and principal value of an investment will fluctuate with changes in market conditions so that an investor's shares, when redeemed, may be worth more or less than their original cost.

                         HYPOTHETICAL $50,000 INVESTMENT

[GRAPH APPEARS HERE]        [GRAPH APPEARS HERE]         [GRAPH APPEARS HERE]

Institutional Shares/(a)/   Administration Shares         Service Shares

  1/5/94        50000       2/28/96          50000        3/13/96    50000
10/31/94        48500      10/31/96          51780       10/31/96    52450
10/31/95        56124
10/31/96        59492

Lehman Aggregate Index      Lehman Aggregate Index       Lehman Aggregate Index

  1/5/94        50000       2/28/96          50000        3/13/96    50000
10/31/94        46980      10/31/96          51870       10/31/96    52470
10/31/95        54332
10/31/96        57505


  ------------------------ -----------------------------------------------------
                                         Average Annual Total Return
  ------------------------ -----------------------------------------------------
                                    One Year                Since Inception/(a)/
  ------------------------ ---------------------------- ------------------------
  Institutional Shares                5.98%                      6.34%
  ------------------------ ---------------------------- ------------------------
  Administration Shares                N/A                       3.56/(b)/
  ------------------------ ---------------------------- ------------------------
  Service Shares                       N/A                       4.90/(b)/
  ------------------------ ---------------------------- ------------------------

(a) The Institutional, Administration and Service shares commenced operations January 5, 1994, February 28, 1996 and March 13, 1996, respectively

(b) An aggregate total return (not annualized) is shown instead of an average annual total return since the Administration and Service shares have not completed a full twelve months of operations.
--------------------------------------------------------------------------------

Statement of Investments
---------------------------------------------------------------------
GS Core Fixed Income Fund
October 31, 1996


---------------------------------------------------------------------
 Principal      Interest                 Maturity
  Amount          Rate                     Date               Value
=====================================================================
Corporate Bonds--26.8%
Finance Bonds--12.6%
BankAmerica Corp.
$   20,000       6.03%                   05/17/99         $   201,724
Bear Stearns Mortgage Securities, Inc.
 2,045,784       6.50                    03/28/09           1,903,048
Capital One Bank
   600,000       8.63                    01/15/97             603,000
   500,000       8.13                    02/27/98             511,610
Comdisco Inc.
   950,000       9.75                    01/15/97             956,717
   200,000       7.33                    03/06/97             201,112
Conseco Inc.
   340,000      10.50                    12/15/04             402,688
Continental Bank N.A.
   525,000      11.25                    07/01/01             565,971
Countrywide Funding Corp.
   125,000       6.08                    07/14/99             124,166
   250,000       8.43                    11/16/99             263,653
   250,000       7.75                    08/10/01             259,800
Ford Capital Corp.
   200,000       9.38                    01/01/98             207,584
   300,000       9.50                    07/01/01             333,960
General Motors Acceptance Corp.
   275,000       7.63                    03/09/98             281,064
   200,000       7.13                    05/10/00             204,238
   375,000       9.63                    12/15/01             422,483
Meditrust, Inc.
   240,000       7.82                    09/10/26             258,144
Security Pacific Corp.
   995,000      11.50                    11/15/00           1,268,429
Signet Banking Corp.
   240,000       9.63                    06/01/99             257,527
Washington Real Estate Corp.
   120,000       7.13                    08/13/03             120,307
---------------------------------------------------------------------
                                                          $ 9,247,225
---------------------------------------------------------------------
Industrial Bonds--13.7%
360 Communications Co.
$  525,000       7.13%                   03/01/03         $   520,312
Auburn Hills Trust
   210,000      12.00                    05/01/20             316,730
---------------------------------------------------------------------

---------------------------------------------------------------------
 Principal      Interest                 Maturity
  Amount          Rate                     Date               Value
=====================================================================
Corporate Bonds (continued)
Industrial Bonds (continued)
Cablevision Industries Corp.
$  150,000      10.75%                   01/30/02         $   162,534
Continental Airlines, Inc.
   349,679       7.75                    07/02/14             364,513
   569,776       8.56                    07/02/14             620,880
Ford Holdings, Inc.
   300,000       9.25                    03/01/00             325,581
Mitchell Energy & Development Corp.
   400,000       8.00                    07/15/99             410,020
News America Holdings, Inc.
   350,000       9.13                    10/15/99             375,340
   150,000       7.50                    03/01/00             154,083
Northwest Airlines Corp.
   167,795       8.26                    03/10/06             179,500
   575,000       8.97                    01/02/15             605,573
RJR Nabisco Inc.
   175,000       8.00                    07/15/01             175,334
   450,000       8.63                    12/01/02             456,467
Tele-Communications, Inc.
    50,000       6.46                    03/06/00              49,465
   300,000       8.25                    01/15/03             296,652
 1,135,000       6.27                    09/15/03           1,132,764
Tenneco Inc.
 1,175,000      10.00                    08/01/98           1,249,178
Time Warner, Inc.
 1,650,000       7.95                    02/01/00           1,708,410
   400,000       7.98                    08/15/04             409,452
U.S. Air Inc.
   560,072       6.76                    04/15/08             547,711
---------------------------------------------------------------------
                                                          $10,060,499
---------------------------------------------------------------------
Utility Bonds--0.5%
Central Maine Power Co.
$  330,000       7.45%                   08/30/99         $   329,248
---------------------------------------------------------------------
                                                          $   329,248
---------------------------------------------------------------------
Total Corporate Bonds
  (Cost $19,435,482)                                      $19,636,972
---------------------------------------------------------------------
Asset-Backed Securities--12.2%
Airplanes Pass Through Trust Series 1, Class C
$  155,000       8.15%                   03/15/19         $   159,816

---------------------------------------------------------------------
The accompanying notes are an integral part of these financial statements.

Statement of Investments
--------------------------------------------------------------------------------
GS Core Fixed Income Fund (continued)

October 31, 1996


--------------------------------------------------------------------------------
       Principal              Interest               Maturity
        Amount                  Rate                   Date             Value
================================================================================
Asset-Backed Securities (continued)
Chevy Chase Auto Receivables Trust Series 1995-2, Class A
      $  232,121               5.80%                 06/15/02         $  231,466
Discover Card Master Trust, Series 1996-4, Class A
       1,910,000               5.76                  10/16/13          1,926,101
Discover Card Master Trust, Series 1996-4, Class B
       1,100,000               5.93                  10/16/13          1,100,000
General Motors Acceptance Corp. Series 1995, Class A
          99,367               7.15                  03/15/00            100,546
Navistar Financial Corp. Owner Trust, Series 1995-A, Class A2
         291,994               6.55                  11/20/01            293,725
Olympic Automobile Receivables Trust, Series 1994-B, Class A2
         314,669               6.85                  06/15/01            318,757
Premier Auto Trust Series 1995-1, Class A4
         360,000               7.85                  09/04/98            362,023
Premier Auto Trust Series 1995-1, Class A5
          80,000               7.90                  05/04/99             81,150
Sears Credit Account Master Trust, Series 1996-1, Class A
         680,000               6.20                  02/16/06            675,750
Sears Credit Account Master Trust, Series 1995-2, Class A
         550,000               8.10                  06/15/04            577,500
Sears Credit Card Master Trust, Series 1995-3, Class A
         300,000               7.00                  10/15/04            306,561
Standard Credit Card Trust, Series 1990-3, Class A
       1,120,000               9.50                  07/10/98          1,140,294
Standard Credit Card Trust, Series 1990-6, Class B
         900,000               9.63                  09/10/98            924,183
Standard Credit Card Trust, Series 1994-4, Class A
         680,000               8.25                  11/07/03            726,111
--------------------------------------------------------------------------------
Total Asset-Backed Securities
     (Cost $8,987,847)                                                $8,923,983
--------------------------------------------------------------------------------
Emerging Market Debt--3.9%
Bancoldex
      $  160,000               8.63%                 06/02/00         $  164,731
Corp. Andina de Fomento
         200,000               7.25                  04/30/98            202,294
          40,000               8.38                  07/29/01             40,698
Empresa Col Petroleos
         900,000               7.25                  07/08/98            904,563
Financiera Energy Nacional
         530,000               6.63                  12/13/96            534,400
         160,000               9.38                  06/15/06            165,234
--------------------------------------------------------------------------------
Emerging Market Debt (continued)

Instituto de Fomento Industrial
      $   80,000               8.38%                 07/29/01         $   81,397
Korea Electric Power
         266,952               7.40                  04/01/16            269,197
YPF Sociedad Anonima
         456,886               7.50                  10/26/02            463,036
--------------------------------------------------------------------------------
Total Emerging Market Debt
   (Cost $2,799,425)                                                  $2,825,550
--------------------------------------------------------------------------------
Government Bonds--0.9%
Province of Quebec
      $  520,000              13.25%                 09/15/14         $  630,058
--------------------------------------------------------------------------------
Total Government Bonds
   (Cost $653,628)                                                    $  630,058
--------------------------------------------------------------------------------
Mortgage Backed Obligations--31.1%
Federal Home Loan Mortgage Corp. (FHLMC((b)
      $4,500,000               7.50%                 TBA-30 Yr(b)     $4,515,435
       1,208,677               6.00                  TBA-30 Yr(b)      1,198,196
Federal National Mortgage Association (FNMA)
       1,000,000               7.00                  TBA-30 Yr(b)        980,930
       1,000,000               8.00                  11/15/16          1,020,000
         126,229               8.50                  06/01/06            131,790
         125,861               8.50                  09/01/06            131,406
         720,814               8.50                  03/01/10            752,213
         500,000               6.25                  07/25/18            492,810
         989,360               7.00                  02/01/26            970,493
       1,000,001               8.50                  07/01/26          1,034,681
FNMA Remic Trust, Series 1993-201G
       1,000,000               3.50                  05/25/19            871,560
GE Capital Mortgage Services, Inc. Series 1994-17, Class A10
       2,000,000               7.00                  05/25/24          1,842,500
Government National Mortgage Association (GNMA)
       1,000,000               7.00                  TBA-30 Yr(b)        980,620
       1,000,000               7.50                  TBA-30 Yr(b)      1,003,120
       3,000,000               8.00                  TBA-30 Yr(b)      3,067,500
       1,000,000               8.50                  TBA-30 Yr(b)      1,038,120
         342,966               8.00                  02/15/17            356,042
         850,876               7.50                  03/15/23            857,785

--------------------------------------------------------------------------------
The accompanying notes are an integral part of these financial statements.

----------------------------------------------------------------------
GS Core Fixed Income Fund   (continued)
October 31, 1996

----------------------------------------------------------------------
 Principal            Interest          Maturity
   Amount               Rate              Date             Value
======================================================================

Mortgage Backed Obligations(continued)
Government National Mortgage Association (GNMA)--(continued)
$    512,583             7.00%         08/15/23          $   505,699
     124,369             7.50          08/15/23              125,379
Prudential Home Mortgage Securities Corp., Series 1992-39 A8
   1,000,000             7.74          12/25/07              892,270
----------------------------------------------------------------------
Total Mortgage Backed Obligations
   (Cost $22,482,170)                                    $22,768,549
----------------------------------------------------------------------
Sovereign Credit--1.3%
United Mexican States
$    650,000             7.69%         08/06/01          $   658,769
State of Israel
     300,000             6.38          12/15/05              286,611
----------------------------------------------------------------------
Total Sovereign Credit
   (Cost $926,260)                                       $   945,380
----------------------------------------------------------------------
U.S. Government Agency Obligations--1.5%
Federal Home Loan Mortgage Corp. (FHLMC)
$    300,000             8.20%         01/16/98          $   301,734
     250,000             6.83          09/18/02              249,023
Resolution Funding Corp. Principal-Only Stripped Securities/(c)/
   1,790,000             7.08          10/15/20              335,392
   1,140,000             7.08          01/15/21              210,136
----------------------------------------------------------------------
Total U.S. Government Agency Obligations
   (Cost $1,058,170)                                     $ 1,096,285
----------------------------------------------------------------------
U.S. Treasury Obligations--19.3%
United States Treasury Bonds
$  3,900,000             8.75%         05/15/17          $ 4,772,625
      30,000             8.88          08/15/17               37,153
     150,000             8.75          08/15/20              185,180
     120,000             7.88          02/15/21              135,900
United States Treasury Interest-Only Stripped Securities/(d)/
   2,250,000             6.69          08/15/09              968,063
     350,000             6.75          11/15/10              137,736
United States Treasury Notes
   1,200,000             5.88          04/30/98            1,203,744
   3,250,000             6.88          08/31/99            3,331,250
     100,000             6.13          07/31/00              100,375
   2,090,000             7.88          11/15/04            2,293,775
United States Treasury Principal-Only Stripped Securities/(c)/
      40,000             5.54          11/15/97               37,792
     590,000             6.41          11/15/04              354,885
   2,920,000             6.95          05/15/20              581,460
----------------------------------------------------------------------
Total U.S. Treasury Obligations
   (Cost $13,792,338)                                    $14,139,938
----------------------------------------------------------------------
Repurchase Agreements--19.0%
Joint Repurchase Agreement Account/(a)/
$ 13,900,000             5.58%         11/01/96          $13,900,000
----------------------------------------------------------------------
Total Repurchase Agreements
   (Cost $13,900,000)                                    $13,900,000
----------------------------------------------------------------------
Total Investments
   (Cost $84,035,320/(e)/)                               $84,866,715
======================================================================

Futures contracts open at October 31, 1996 are as follows:

                           Number of
                           Contracts     Settlement      Unrealized
          Type             Long (f)        Month            Gain
------------------------- ------------ ---------------  ------------
Euro Dollars                     5     December 1996       $5,125
Euro Dollars                     5     March 1997           6,875
Euro Dollars                     3     September 1997         825
Euro Dollars                     5     June 1997            7,500
Euro Dollars                     5     June 1998            3,625
5-Year U.S. Treasury
Notes                            7     December 1996        8,641
10-Year U.S. Treasury
Notes                           18     December 1996       65,625
=====================================================================
                                                          $98,216
                                                        -----------
Federal Income Tax Information:
Gross unrealized gain for investments in
   which value exceeds cost                             $ 993,383
Gross unrealized loss for investments in
   which cost exceeds value                              (243,229)
=====================================================================
Net unrealized gain                                     $ 750,154
---------------------------------------------------------------------

/(a)/Portions of these securities are being segregated for open TBA purchases, mortgage dollar rolls and futures.
/(b)/TBA (To Be Assigned) securities are purchased on a forward commitment basis with an approximate (generally + / -2.5%) principal amount and no definite maturity date. The actual principal amount and maturity date will be determined upon settlement when the specific mortgage pools are assigned.
/(c)/The interest rate disclosed for these securities represents effective yields to maturity.
/(d)/Represents security with notional or nominal principal amount. The actual effective yield of this security is different than the stated rate due to the amortization of related premiums.
/(e)/The aggregate cost for federal income tax purposes is $84,116,561. /(f)/Each Euro Dollar contract represents $1,000,000 in notional par value. Each
     5-Year U.S. Treasury Note and, 10-Year U.S. Treasury Note contract represents $100,000 in notional par value. The total notional amount and market value are $25,500,000 and $8,144,325, respectively. The determination of notional amounts and market value as presented here are indicative only of volume of activity and not a measure of market risk.

The percentages shown for each investment category reflect the value of investments in that category as a percentage of total net assets.
--------------------------------------------------------------------------------
The accompanying notes are an integral part of these financial statements.

Goldman Sachs Trust
--------------------------------------------------------------------------------
Statements of Assets and Liabilities
October 31, 1996

--------------------------------------------------------------------------------

                                                                     GS Adjustable      GS Short         GS Short        GS Core
                                                                         Rate           Duration         Duration         Fixed
                                                                      Government       Government        Tax-Free         Income
                                                                         Fund             Fund             Fund            Fund
                                                                     ==============================================================
Assets:
Investments in securities, at value (cost $618,544,961, $100,440,420,
  $36,328,338 and $84,035,320, respectively)                          $617,783,125     $1O1,067,616     $36,530,762     $84,866,715
Receivables:
  Investment securities sold                                             9,023,710               --       2,639,947       4,512,122
  Interest                                                               6,238,391          962,570         560,207         981,011
  Fund shares sold                                                          93,534            9,761          48,407
  Variation margin                                                              --               --              --           5,475
Cash                                                                        23,482           85,863         133,870          70,206
Deferred organization expenses, net                                             --               --          20,748          53,352
Other assets                                                               186,057          127,499          66,001          66,089
-----------------------------------------------------------------------------------------------------------------------------------
   Total assets                                                        633,348,299      102,253,309      39,999,942      90,554,970
-----------------------------------------------------------------------------------------------------------------------------------
Liabilities:
Payables:
  Dividends                                                              1,479,757          109,402          20,960          23,483
  Investment securities purchased                                        3,134,490               --       4,336,434      17,313,687
  Fund shares repurchased                                                  732,405           55,958          20,916           6,846
  Variation margin                                                          20,125              256              --              --
  Investment adviser fees                                                  210,539           34,534          11,033          22,677
  Transfer agent fees                                                       46,181               --           5,254           3,058
  Authorized dealer service fees                                             1,675               --              --              --
Accrued expenses and other liabilities                                      54,249           35,598          48,693          40,800
-----------------------------------------------------------------------------------------------------------------------------------
   Total liabilities                                                     5,679,421          235,748       4,443,290      17,410,551
-----------------------------------------------------------------------------------------------------------------------------------
Net Assets:
Paid in capital                                                        680,810,713      115,128,671      39,403,964      72,421,889
Accumulated undistributed (distributions in excess of) net
  investment income                                                     (3,441,783)         770,624          90,133          33,551
Accumulated net realized loss on investment and futures
  transactions                                                         (49,082,170)     (14,541,811)     (4,139,869)       (240,632)
Net unrealized gain (loss) on investments and futures                     (617,882)         660,077         202,424         929,611
-----------------------------------------------------------------------------------------------------------------------------------
   Net assets                                                         $627,668,878     $102,017,561     $35,556,652     $73,144,419
===================================================================================================================================
Net asset value, offering and redemption price per share
 Institutional shares                                                        $9.83            $9.83           $9.96           $9.85
 Administration shares                                                       $9.83            $9.85           $9.96           $9.84
 Service shares                                                                 --            $9.82           $9.97           $9.86
 Class A shares(a)                                                           $9.83               --              --              --
===================================================================================================================================
Shares Outstanding:
Institutional shares                                                    62,407,407       10,168,881       3,494,408       7,312,322
Administration shares                                                      385,738           25,537           4,845          71,240
Service shares                                                                  --          185,492          69,696          38,782
Class A shares                                                           1,091,335               --              --              --
-----------------------------------------------------------------------------------------------------------------------------------
   Total shares of beneficial interest outstanding, $.001 par value
     (unlimited number of shares authorized)                            63,884,480       10,379,910       3,568,949       7,422,344
===================================================================================================================================

(a) Maximum public offering price per share (NAV per share x 1.0152) for Class A shares of GS Adjustable Rate Government Fund is $9.97
--------------------------------------------------------------------------------
The accompanying notes are an integral part of these financial statements.

Goldman Sachs Trust
--------------------------------------------------------------------------------
Statements of Operations
October 31, 1996

------------------------------------------------------------------------------------------------------------------------------------
                                                                           GS Adjustable     GS Short      GS Short       GS Core
                                                                                Rate         Duration      Duration        Fixed
                                                                             Government     Government     Tax-Free        Income
                                                                                Fund           Fund          Fund           Fund
                                                                          ==========================================================

Investment income:
Interest, net (a)                                                           $39,925,070     $7,068,555     $1,979,825    $4,292,039
------------------------------------------------------------------------------------------------------------------------------------
     Total income                                                            39,925,070      7,068,555      1,979,825     4,292,039
------------------------------------------------------------------------------------------------------------------------------------
Expenses:
Investment adviser fees                                                       2,535,709        514,200        169,796       246,568
Distribution fees                                                                30,905             --             --            --
Authorized dealer service fees                                                   30,905             --             --            --
Administration share fees                                                         9,833            107            129           751
Service share fees                                                                   --          1,222          2,322           422
Transfer agent fees                                                             278,337             --         16,980        24,657
Custodian fees                                                                  136,975         66,180         53,929        81,841
Professional fees                                                                86,751         56,020         54,712        53,340
Registration fees                                                                72,001         37,210         44,701        48,435
Amortization of deferred organization expenses                                   20,848             --         22,735        24,562
Trustees' fees                                                                    1,899          1,287            760           915
Other                                                                           106,857         59,952         65,554        30,136
------------------------------------------------------------------------------------------------------------------------------------
     Total expenses                                                           3,311,020        736,178        431,618       511,627
     Less--Expenses reimbursable and fees waived by Goldman Sachs              (417,768)      (272,069)      (238,097)     (233,065)
------------------------------------------------------------------------------------------------------------------------------------
     Net expenses                                                             2,893,252        464,109        193,521       278,562
------------------------------------------------------------------------------------------------------------------------------------
     Net investment income                                                   37,031,818      6,604,446      1,786,304     4,013,477
------------------------------------------------------------------------------------------------------------------------------------
Realized and unrealized gain (loss) on investment and
   futures transactions:
Net realized gain (loss) from:
   Investment transactions                                                     (310,326)      (222,458)       367,144      (108,070)
   Futures transactions                                                      (2,192,298)      (345,361)       (35,506)     (145,350)
Net change in unrealized gain (loss) on:
   Investments                                                                6,892,986        661,003       (396,071)     (192,910)
   Futures                                                                      818,120        (41,385)            --       117,560
------------------------------------------------------------------------------------------------------------------------------------
     Net realized and unrealized gain (loss)  on investment and futures
        transactions                                                          5,208,482         51,799        (64,433)     (328,770)
------------------------------------------------------------------------------------------------------------------------------------
     Net increase in net assets resulting from operations                   $42,240,300    $ 6,656,245    $ 1,721,871    $3,684,707
====================================================================================================================================
(a) Net of $1,314 in foreign withholding tax for the Core Fixed Income Fund.


--------------------------------------------------------------------------------
The accompanying notes are an integral part of these financial statements.

Goldman Sachs Trust
--------------------------------------------------------------------------------
Statements of Changes in Net Assets
October 31, 1996

------------------------------------------------------------------------------------------------------------------------------
                                                                    GS Adjustable       GS Short     GS Short        GS Core
                                                                         Rate           Duration      Duration        Fixed
                                                                      Government       Government    Tax-Free         Income
                                                                         Fund             Fund         Fund            Fund
                                                                    ----------------------------------------------------------
From Operations:
Net investment income                                               $ 37,031,818       $6,604,446     $1,786,304    $4,013,477
Net realized gain (loss) from investment and futures transactions     (2,502,624)        (567,819)       331,638      (253,420)
Net change in unrealized gain (loss) on investments and futures        7,711,106          619,618       (396,071)      (75,350)
------------------------------------------------------------------------------------------------------------------------------
    Net increase in net assets resulting from operations              42,240,300        6,656,245      1,721,871     3,684,707
------------------------------------------------------------------------------------------------------------------------------
Distributions to Shareholders from:
Net investment income
   Institutional shares                                              (36,233,589)      (6,561,519)    (1,766,892)   (4,019,797)
   Administration shares                                                (220,450)          (2,548)        (2,032)      (19,144)
   Service shares                                                             --          (14,792)       (17,380)       (5,349)
   Class A shares                                                       (577,779)              --             --            --
In excess of net investment income
   Institutional shares                                               (1,304,006)              --             --            --
   Administration shares                                                  (7,930)              --             --            --
   Class A shares                                                        (20,794)              --             --            --
Net realized gain (loss) on investment, and future transactions
   Institutional shares                                                       --               --             --      (450,016)
------------------------------------------------------------------------------------------------------------------------------
    Total distributions to shareholders                              (38,364,548)      (6,578,859)    (1,786,304)   (4,494,306)
------------------------------------------------------------------------------------------------------------------------------
From Share Transactions:
Net proceeds from sales of shares                                    406,586,374       42,019,441     22,248,684    21,976,567
Reinvestment of dividends and distributions                           18,181,648        4,153,816      1,401,492     4,315,748
Cost of shares repurchased                                          (477,107,914)     (47,993,112)   (46,918,400)   (7,840,575)
------------------------------------------------------------------------------------------------------------------------------
    Net increase (decrease) in net assets resulting
    from shares transactions                                         (52,339,892)      (1,819,855)   (23,268,224)   18,451,740
------------------------------------------------------------------------------------------------------------------------------
    Total (decrease) increase                                        (48,464,140)      (1,742,469)   (23,332,657)   17,642,141
Net Assets:
------------------------------------------------------------------------------------------------------------------------------
Beginning of year                                                   $676,133,018     $103,760,030    $58,889,309   $55,502,278
------------------------------------------------------------------------------------------------------------------------------
End of year                                                         $627,668,878     $102,017,561    $35,556,652   $73,144,419
------------------------------------------------------------------------------------------------------------------------------
Accumulated (distributions in excess of) undistributed
net investment income                                              $  (3,441,783)   $     770,624   $     90,133  $     33,551
------------------------------------------------------------------------------------------------------------------------------
Summary of Share Transactions:
   Shares sold                                                        41,534,978        4,293,467      2,233,482     2,244,430
   Reinvestment of dividends and distributions                         1,856,783          424,274        140,950       439,299
   Shares repurchased                                                (48,741,470)      (4,905,357)    (4,727,959)     (811,075)
------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in shares outstanding                         (5,349,709)        (187,616)    (2,353,527)    1,872,654
------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------
The accompanying notes are an integral part of these financial statements.
                                      32

Goldman Sachs Trust
--------------------------------------------------------------------------------
Statements of Changes in Net Assets
For the Year Ended October 31, 1995

--------------------------------------------------------------------------------

                                                                              GS Adjustable     GS Short-Term
                                                                                   Rate           Government
                                                                                Government          Agency
                                                                               Agency Fund           Fund
                                                                              ==================================
From Operations:
Net investment income                                                          $ 42,586,453     $  8,885,667
Net realized gain (loss) from investment and futures transactions               (12,000,479)      (4,030,174)
Net change in unrealized gain on investments and futures                         16,138,367        5,735,691
----------------------------------------------------------------------------------------------------------------
     Net increase in net assets resulting from operations                        46,724,341       10,591,184
----------------------------------------------------------------------------------------------------------------
Distributions to Shareholders from:
Net investment income
   Institutional shares                                                         (42,629,917)      (8,684,213)
   Administration shares                                                           (278,448)         (11,164)
   Service shares                                                                        --               --
   Class A shares                                                                  (425,863)              --
In excess of net investment income
   Institutional shares                                                          (2,124,188)              --
   Administration shares                                                            (13,875)              --
   Class A shares                                                                   (21,220)              --
----------------------------------------------------------------------------------------------------------------
     Total distributions to shareholders                                        (45,493,511)      (8,695,377)
----------------------------------------------------------------------------------------------------------------
From Share Transactions:
Net proceeds from sales of shares                                               456,762,969       49,034,023
Proceeds from reorganizations                                                    37,593,780               --
Reinvestment of dividends and distributions                                      21,273,685        4,993,443
Cost of shares repurchased                                                     (790,211,526)    (145,988,674)
----------------------------------------------------------------------------------------------------------------
     Net (decrease) increase in net assets resulting from share
        transactions                                                           (274,581,092)     (91,961,208)
----------------------------------------------------------------------------------------------------------------
     Total (decrease) increase                                                 (273,350,262)     (90,065,401)
Net Assets:
Beginning of year                                                               949,483,280      193,825,431
----------------------------------------------------------------------------------------------------------------
End of year                                                                    $676,133,018     $103,760,030
================================================================================================================
Accumulated (distributions in excess of) undistributed net investment
   income                                                                      $ (2,129,902)    $    708,450
================================================================================================================
Summary of Share Transactions:
   Shares sold                                                                   46,809,171        5,072,030
   Shares exchanged in reorganizations                                            3,843,169               --
   Reinvestment of dividends and distributions                                    2,181,117          516,178
   Shares repurchased                                                           (81,125,615)     (15,135,663)
----------------------------------------------------------------------------------------------------------------
Net (decrease) increase in shares outstanding                                   (28,292,158)      (9,547,455)
================================================================================================================

                                                                               GS Short       GS Core
                                                                               Duration        Fixed
                                                                               Tax-Free        Income
                                                                                 Fund           Fund
                                                                             ============================
From Operations:
Net investment income                                                          $ 2,814,454    $2,248,195
Net realized gain (loss) from investment and futures transactions                 (472,312)      921,130
Net change in unrealized gain on investments and futures                         1,270,197     1,663,176
---------------------------------------------------------------------------------------------------------
     Net increase in net assets resulting from operations                        3,612,339     4,832,501
---------------------------------------------------------------------------------------------------------
Distributions to Shareholders from:
Net investment income
   Institutional shares                                                         (2,771,793)   (2,253,625)
   Administration shares                                                           (20,584)           --
   Service shares                                                                  (22,077)           --
   Class A shares                                                                       --            --
In excess of net investment income
   Institutional shares                                                                 --            --
   Administration shares                                                                --            --
   Class A shares                                                                       --            --
---------------------------------------------------------------------------------------------------------
     Total distributions to shareholders                                        (2,814,454)   (2,253,625)
---------------------------------------------------------------------------------------------------------
From Share Transactions:
Net proceeds from sales of shares                                               36,468,900    30,256,879
Proceeds from reorganizations                                                           --            --
Reinvestment of dividends and distributions                                      1,873,154     2,232,160
Cost of shares repurchased                                                     (67,865,169)   (4,073,379)
---------------------------------------------------------------------------------------------------------
     Net (decrease) increase in net assets resulting from share
        transactions                                                           (29,523,115)   28,415,660
---------------------------------------------------------------------------------------------------------
     Total (decrease) increase                                                 (28,725,230)   30,994,536
Net Assets:
Beginning of year                                                               87,614,539    24,507,742
---------------------------------------------------------------------------------------------------------
End of year                                                                    $58,889,309   $55,502,278
=========================================================================================================
Accumulated (distributions in excess of) undistributed net investment
   income                                                                      $    67,398   $    40,202
=========================================================================================================
Summary of Share Transactions:
   Shares sold                                                                   3,733,382     3,077,397
   Shares exchanged in reorganizations                                                  --            --
   Reinvestment of dividends and distributions                                     190,942       230,595
   Shares repurchased                                                           (6,950,294)     (411,156)
---------------------------------------------------------------------------------------------------------
Net (decrease) increase in shares outstanding                                   (3,025,970)    2,896,836
=========================================================================================================

The accompanying notes are an integral part of these financial statements.
                                                                   33

Goldman Sachs Trust
--------------------------------------------------------------------------------
Notes to Financial Statements

October 31, 1996


--------------------------------------------------------------------------------
1.    Organization

      Goldman Sachs Trust (the "Trust") is a Massachusetts business trust registered under the Investment Company Act of 1940 (as amended) as an open-end, management investment company. Included in this report are the financial statements for the GS Adjustable Rate Government Fund, GS Short Duration Government Fund, GS Short Duration Tax-Free Fund and GS Core Fixed Income Fund, collectively, ("the Funds"). The Funds are diversified portfolios of the Trust offering three classes of shares - Institutional shares, Administration shares and Service shares. In addition, the GS Adjustable Rate Government Fund offers Class A shares.

2.    Significant Accounting Policies

      The following is a summary of significant accounting policies consistently followed by the Funds which are in conformity with those generally accepted in the investment company industry. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts.

      A.   Investment Valuation
      -------------------------

      Investments in mortgage backed, asset backed and U.S. Treasury obligations for which accurate market quotations are readily available are valued on the basis of quotations furnished by a pricing service or provided by dealers in such securities. Other securities are valued based on yield equivalents, a pricing matrix or other sources, under valuation procedures established by the Trust's Board of Trustees. Portfolio securities for which accurate market quotations are not readily available are valued based on yield equivalents, pricing matrix or other sources, under valuation procedures established by the Trust's Board of Trustees. Short-term debt obligations maturing in sixty days or less are valued at amortized cost.

      B.   Security Transactions and Investment Income
      ------------------------------------------------

      Security transactions are recorded on trade date. Realized gains and losses on sales of portfolio securities are calculated on the identified cost basis. Interest income is recorded on the basis of interest accrued. Premiums on interest-only securities and on collateralized mortgage obligations with nominal principal amounts are amortized, on an effective yield basis, over the expected lives of the respective securities, taking into account actual principal prepayment experience and estimates of future principal prepayments. Certain mortgage security paydown gains and losses are taxable as ordinary income. Such paydown gains and losses increase or decrease taxable ordinary income available for distribution and are classified as interest income in the accompanying Statements of Operations. Original issue discounts ("OID") on debt securities are amortized to interest income over the life of the security with a corresponding increase in the cost basis of that security. OID amortization on mortgage backed REMIC securities is initially recorded based on estimates of principal paydowns using the most recent OID factors available from the issuer. Recorded amortization amounts are adjusted when actual OID factors are received. Market premiums resulting from the purchase of long-term debt securities are amortized to interest income over the life of the security with a corresponding decrease in the cost basis of that security for GS Short Duration Tax-Free Fund. Market discounts and market premiums on debt securities, other than mortgage backed securities, are amortized to interest income over the life of the security with a corresponding adjustment in the cost basis of that security for GS Core Fixed Income Fund.

      C.   Mortgage Dollar Rolls
      --------------------------

      The Funds, with the exception of the GS Short Duration Tax-Free Fund, may enter into mortgage "dollar rolls" in which the Fund sells securities in the current month for delivery and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date. The Fund loses the right to receive principal and interest paid on the securities sold. However, the Fund benefits to the extent of any price received for the securities sold and the lower forward price for the future purchase (often referred to as the "drop") or fee income plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. The Fund will hold and maintain in a segregated account, until the settlement date, cash or liquid, high-grade debt securities in an amount equal to the forward purchase price. For financial reporting and tax reporting purposes, the Fund treats mortgage dollar rolls as two separate transactions; one involving the purchase of a security and a separate transaction involving a sale.

      D.   Futures Contracts
      ----------------------

      The Funds may enter into futures transactions in order to hedge against changes in interest rates, securities prices, currency exchange rates in the case of GS Core Fixed Income Fund or to seek to increase total return. A Fund will engage in futures transactions only for bona fide hedging purposes as defined in regulations of the CFTC or to seek to increase total return to the extent permitted by such regulations. The use of futures contracts involve, to varying degrees, elements of market risk which may exceed the amounts recognized in the Statements of Assets and Liabilities.

      Upon entering into a futures contract, a Fund is required to deposit with a broker an amount of cash or securities equal to the minimum "initial margin" requirement of the futures exchange on which the contract is traded. Subsequent payments ("variation margin") are made or received by the Fund each day, dependent on the daily fluctuations in the value of the contract, and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When entering into a closing transaction, the Fund will realize, for book purposes, a gain or loss equal to the difference between the value of the futures contract to sell and the futures contract to buy. Futures contracts are valued at the most recent settlement price, unless such price does not reflect the fair market value of the contract, in which case the position will be valued using methods as approved by the Board of Trustees.

      Certain risks may arise upon entering into futures contracts. The predominant risk is that the changes in the value of the futures contract may not directly correlate with changes in the value of the underlying securities. This risk may decrease the effectiveness of the Funds' hedging strategies and may also result in a loss to the Funds.

      E.   Deferred Organization Expenses
      -----------------------------------

      Organization-related costs are being amortized on a straight-line basis over a period of five years.

      F.   Expenses
      -------------

      Expenses incurred by the Trust that do not specifically relate to an individual portfolio of the Trust are allocated to the portfolios based on each portfolio's relative average net assets for the period.

      Shareholders of Administration shares and Service shares bear all expenses and fees paid to service organizations for their services with respect to such shares as well as other expenses (subject to expense limitations) which are directly attributable to such shares. For the GS Adjustable Rate Government Fund, shareholders of Class A shares bear all expenses and fees relating to the distribution and authorized dealer service plans as well as other expenses which are directly attributable to such shares.

      G.   Federal Taxes
      ------------------

      It is each Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute each year substantially all of its investment company taxable and tax-exempt income to its shareholders. Accordingly, no federal tax provisions are required.

Goldman Sachs Trust
--------------------------------------------------------------------------------
Notes to Financial Statements (continued)

October 31, 1996


--------------------------------------------------------------------------------
      The characterization of distributions to shareholders for financial statement purposes as either from or in excess of net investment income or net realized gain on investment transactions, or from capital, depends on the type of book/tax differences that may exist as well as timing differences associated with having different book and tax year ends.

      At October 31, 1996, the Funds had approximately the following amounts of capital loss carryforward for U.S. federal tax purposes:

                                                                   Years of
Fund                                           Amount             Expiration
--------------------------------------- ---------------------  -----------------
GS Adjustable Rate
   Government Fund                          $47,923,000             2000-2003
GS Short Duration Government
   Fund                                     $13,272,000             2002-2003
GS Short Duration Tax-Free
   Fund                                      $4,271,000             2002-2003
GS Core Fixed Income
   Fund                                         $77,000                2004

      These amounts are available to be carried forward to offset future capital gains to the extent permitted by applicable laws or regulations.

3.    Agreements

      Goldman Sachs Funds Management, L.P. ("GSFM"), an affiliate of Goldman, Sachs & Co. ("Goldman Sachs"), serves as the investment adviser for the GS Adjustable Rate Government and GS Short Duration Government Funds pursuant to Investment Advisory Agreements. Goldman Sachs Asset Management ("GSAM"), a separate operating division of Goldman Sachs, serves as the investment adviser for the GS Short Duration Tax-Free and GS Core Fixed Income Funds pursuant to Investment Advisory Agreements. Under the Investment Advisory Agreements, the adviser, subject to the general supervision of the Trust's Board of Trustees, manages the Funds' portfolios and provides for the administration of the Funds' other affairs. As compensation for the services rendered under the Investment Advisory Agreements and the assumption of the expenses related thereto, the adviser is entitled to a fee, computed daily and payable monthly at an annual rate equal to .40% of average daily net assets of GS Adjustable Rate Government, GS Short Duration Tax-Free and GS Core Fixed Income Funds and .50% of average daily net assets of GS Short Duration Government Fund. Until further notice, GSFM has voluntarily agreed not to impose .10% of its investment advisory fee for the GS Short Duration Government Fund. For the year ended October 31, 1996, investment advisory fees of approximately $103,000 were waived for the GS Short Duration Government Fund.

      The adviser has voluntarily agreed to limit certain of the Funds' expenses (excluding investment advisory fees, taxes, interest, brokerage, litigation, administrative and service share fees, indemnification and other extraordinary expenses and with respect to GS Adjustable Rate Government Class A shares, distribution and authorized dealer service fees) to the extent that such expenses exceed .05% per annum of each Fund's average daily net assets. For the year ended October 31, 1996, the amount of reimbursed expenses for the GS Adjustable Rate Government, GS Short Duration Government, GS Short Duration Tax-Free and GS Core Fixed Income Funds were approximately $387,000, $169,000, $238,000 and $233,000, respectively. The amounts reimbursable to the GS Adjustable Rate Government, GS Short Duration Government, GS Short Duration Tax-Free and the GS Core Fixed Income Funds at October 31, 1996 were approximately $29,000, $12,000, $31,000 and $19,000, respectively, and are included in "Other assets" in the accompanying Statements of Assets and Liabilities.

      Goldman Sachs serves as Distributor of the shares of the Funds pursuant to a Distribution Agreement and receives no compensation in this capacity with the exception of GS Adjustable Rate Government Fund Class A shares. At October 31, 1996, Goldman Sachs retained approximately $79,000 of sales load related to Class A shares. Goldman Sachs also serves as Transfer Agent of the Funds for a fee.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

      The Trust, on behalf of the GS Adjustable Rate Government Fund, has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 for the Class A shares. Under the Plan, Goldman Sachs is entitled to receive a quarterly distribution fee equal, on an annual basis, to .25% of the average daily net assets of Class A shares. Currently, Goldman Sachs has agreed to voluntarily waive this distribution fee. Distribution fees waived for the period amounted to approximately $31,000.

      The Trust, on behalf of the GS Adjustable Rate Government Fund, has adopted a non-Rule 12b-1 Authorized Dealer Service Plan (the "Service Plan") pursuant to which Goldman Sachs and Authorized Dealers are compensated for providing personal and account maintenance services. GS Adjustable Rate Government Fund pays a fee under the Service Plan equal, on an annual basis, to
 .25% of its average daily net assets attributable to Class A shares.

      For the year ended October 31, 1996, GS Adjustable Rate Government Fund, GS Short Duration Government Fund, GS Short Duration Tax-Free Fund and GS Core Fixed Income Fund incurred commission expenses of approximately $108,000, $24,000, $1,000 and $4,000, respectively, in connection with futures contracts entered into with Goldman Sachs. At October 31, 1996, GS Adjustable Rate Government Fund had approximately $20,000, payable to Goldman Sachs related to variation margin on futures contracts. Approximately $5,000 relating to variation margin was due to the GS Core Fixed Income Fund from Goldman Sachs.

4.    Line of Credit Facility
      The Funds participate in a $100,000,000 uncommitted, unsecured revolving line of credit facility to be used solely for temporary or emergency purposes. Under the most restrictive arrangement, each fund must own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on the borrowings is based on the federal funds rate. During the year ended October 31, 1996, the Funds did not have any borrowings under this facility.


5.    Investment Transactions
      Purchases and proceeds of sales or maturities of long-term securities for the year ended October 31, 1996, were as follows:


================================================================================
                            GS            GS           GS
                        Adjustable       Short        Short              GS
                           Rate        Duration      Duration        Core Fixed
                        Government    Government     Tax-Free          Income
                           Fund          Fund          Fund             Fund
--------------------------------------------------------------------------------
Purchases of U.S.
  Government and
  agency obligations   $319,204,368   $117,205,724      --          $227,149,602
--------------------------------------------------------------------------------
Purchases (excluding
  U.S. Government and
  agency obligations)       --             --      $101,504,852       41,015,852
--------------------------------------------------------------------------------
Sales or maturities of
  U.S. Government and
  agency obligations    370,448,093    113,784,637      --           251,512,185
--------------------------------------------------------------------------------
Sales or maturities
  (excluding U.S.
  Government and
  agency obligations)       --             --      128,041,004        19,684,141
--------------------------------------------------------------------------------


6.    Summary of Share Transactions

Share activity for the year ended October 31, 1996 is as follows:


Fund                                         Dollars               Shares
--------------------------------------------------------------------------------
GS Adjustable Rate Government Fund

Institutional Shares:
   Shares sold                             $391,363,204          39,981,299
   Reinvestment of dividends and
     distributions                           17,432,484           1,780,288
   Shares repurchased                      (456,776,795)        (46,666,343)
                                       ----------------------------------------
                                            (47,981,107)         (4,904,756)
                                       ----------------------------------------

Administration Shares:
   Shares sold                                1,457,872             148,981
   Reinvestment of dividends and
     distributions                               94,420               9,641
   Shares repurchased                        (1,356,764)           (138,609)
                                       ----------------------------------------
                                                195,528              20,013
                                       ----------------------------------------

Goldman Sachs Trust
--------------------------------------------------------------------------------
Notes to Financial Statements (continued)

October 31, 1996


--------------------------------------------------------------------------------------------
Fund:                                                       Dollars                 Shares
--------------------------------------------------------------------------------------------
Class A Shares:
   Shares sold                                          $  13,765,298              1,404,698
   Reinvestment of dividends and distributions                654,744                 66,854
   Shares repurchased                                     (18,974,355)            (1,936,518)
                                                       -------------------------------------
                                                           (4,554,313)              (464,966)
                                                       -------------------------------------
   Total                                                $ (52,339,892)            (5,349,709)
                                                       =====================================
GS Short Duration Government Fund
Institutional Shares:
   Shares sold                                          $  39,855,638              4,072,082
   Reinvestment of dividends and distributions              4,137,041                422,559
   Shares repurchased                                     (47,875,174)            (4,893,286)
                                                       -------------------------------------
                                                           (3,882,495)              (398,645)
                                                       -------------------------------------
Administration Shares:
   Shares sold                                                326,101                 33,251
   Reinvestment of dividends and distributions                  2,032                    207
   Shares repurchased                                         (77,312)                (7,921)
                                                       -------------------------------------
                                                              250,821                 25,537
                                                       -------------------------------------
Service Shares:
   Shares sold                                              1,837,702                188,134
   Reinvestment of dividends and distributions                 14,743                  1,508
   Shares repurchased                                         (40,626)                (4,150)
                                                       -------------------------------------
                                                            1,811,819                185,492
                                                       -------------------------------------
   Total                                                $  (1,819,855)              (187,616)
                                                       =====================================

GS Short Duration Tax-Free Fund
Institutional Shares:
   Shares sold                                          $  20,777,050              2,085,253
   Reinvestment of dividends and distributions              1,383,351                139,126
   Shares repurchased                                     (45,664,878)            (4,601,865)
                                                       -------------------------------------
                                                          (23,504,477)            (2,377,486)
                                                       -------------------------------------
Administration Shares:
   Shares sold                                                105,302                 10,672
   Reinvestment of dividends and distributions                  2,017                    203
   Shares repurchased                                        (105,478)               (10,644)
                                                       -------------------------------------
                                                                1,841                    231
                                                       -------------------------------------
Service Shares:
   Shares sold                                          $   1,366,332                137,557
   Reinvestment of dividends and distributions                 16,124                  1,621
   Shares repurchased                                      (1,148,044)              (115,450)
                                                       -------------------------------------
                                                              234,412                 23,728
                                                       -------------------------------------
   Total                                                $ (23,268,224)            (2,353,527)
                                                       =====================================
GS Core Fixed Income Fund
Institutional Shares:
   Shares sold                                          $  20,524,422              2,094,833
   Reinvestment of dividends and distributions              4,292,533                436,903
   Shares repurchased                                      (7,431,360)              (769,104)
                                                       -------------------------------------
                                                           17,385,595              1,762,632
                                                       -------------------------------------
Administration Shares:
   Shares sold                                              1,029,912                106,074
   Reinvestment of dividends and distributions                 17,883                  1,847
   Shares repurchased                                        (358,284)               (36,681)
                                                       -------------------------------------
                                                              689,511                 71,240
                                                       -------------------------------------
Service Shares:
   Shares sold                                                422,233                 43,525
   Reinvestment of dividends and distributions                  5,332                    549
   Shares repurchased                                         (50,931)                (5,292)
                                                       -------------------------------------
                                                              376,634                 38,782
                                                       -------------------------------------
   Total                                                $  18,451,740              1,872,654
                                                       =====================================

--------------------------------------------------------------------------------
Share activity for the year ended October 31, 1995 is as follows:

--------------------------------------------------------------------------------------------
Fund                                                       Dollars                Shares
--------------------------------------------------------------------------------------------
GS Adjustable Rate Government Fund
Institutional Shares:
   Shares sold                                          $ 445,293,934             45,635,666
   Shares exchanged in reorganization                      18,823,725              1,926,438
   Reinvestment of dividends and distributions             20,730,137              2,125,494
   Shares repurchased                                    (771,265,543)           (79,186,935)
                                                       -------------------------------------
                                                         (286,417,747)           (29,499,337)
                                                       -------------------------------------
Administration Shares:
   Shares sold                                                648,042                 66,628
   Shares exchanged in reorganization                       1,561,584                159,814
   Reinvestment of dividends and distributions                124,368                 12,743
   Shares repurchased                                      (5,731,937)              (588,307)
                                                       -------------------------------------
                                                           (3,397,943)              (349,122)
                                                       -------------------------------------
--------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------
Fund                                                       Dollars                 Shares
============================================================================================
Class A Shares:
   Shares sold                                             10,820,993              1,106,877
   Shares exchanged in reorganization                      17,208,471              1,756,917
   Reinvestment of dividends and distributions                419,180                 42,880
   Shares repurchased                                     (13,214,046)            (1,350,373)
                                                       -------------------------------------
                                                           15,234,598              1,556,301
                                                       -------------------------------------
   Total                                                $(274,581,092)           (28,292,158)
                                                       =====================================
GS Short Duration Government Fund
Institutional Shares:
   Shares sold                                          $  49,032,419              5,071,865
   Reinvestment of dividends and distributions              4,993,225                516,155
   Shares repurchased                                    (145,260,300)           (15,059,774)
                                                       -------------------------------------
                                                          (91,234,656)            (9,471,754)
                                                       -------------------------------------

Administration Shares:
   Shares sold                                                  1,604                    165
   Reinvestment of dividends and distributions                    218                     23
   Shares repurchased                                        (728,374)               (75,889)
                                                       -------------------------------------
                                                             (726,552)               (75,701)
                                                       -------------------------------------
   Total                                                $ (91,961,208)            (9,547,455)
                                                       =====================================

GS Short Duration Tax-Free Fund
Institutional Shares:
   Shares sold                                           $ 18,780,011              1,920,432
   Reinvestment of dividends and distributions              1,860,104                189,624
   Shares repurchased                                     (46,762,899)            (4,787,105)
                                                       -------------------------------------
                                                          (26,122,784)            (2,677,049)
                                                       -------------------------------------
Administration Shares:
   Shares sold                                                     --                     --
   Reinvestment of dividends and distributions                  2,483                    246
   Shares repurchased                                      (3,800,930)              (390,639)
                                                       -------------------------------------
                                                           (3,798,447)              (390,393)
                                                       -------------------------------------
Service Shares:
   Shares sold                                             17,688,889              1,812,950
   Reinvestment of dividends and distributions                 10,567                  1,072
   Shares repurchased                                     (17,301,340)            (1,772,550)
                                                       -------------------------------------
                                                              398,116                 41,472
                                                       -------------------------------------
   Total                                                 $(29,523,115)            (3,025,970)
                                                       =====================================

7.    Repurchase Agreements
--------------------------------------------------------------------------------
      During the term of a repurchase agreement, the value of the underlying securities, including accrued interest, is required to equal or exceed the value of the repurchase agreement. The underlying securities for all repurchase agreements are held in safekeeping in the customer-only account of State Street Bank & Trust Co., the Fund's custodian, or at subcustodians. GSFM and GSAM monitor the market value of the underlying securities by pricing them daily.

8.    Joint Repurchase Agreement Account

      The Funds, together with other registered investment companies having advisory agreements with GSFM and GSAM or their affiliates, transfer uninvested cash balances into a joint account, the daily aggregate balance of which is invested in one or more repurchase agreements. The underlying securities for the repurchase agreements are U.S. Treasury obligations and mortgage-related securities issued by the U.S. Government, its agencies or instrumentalities. As of October 31, 1996, the GS Adjustable Rate Government, GS Short Duration Government and GS Core Fixed Income Funds had an .49%, .04% and .52%, respectively, undivided interest in the repurchase agreements in the following joint account which equaled $13,000,000, $1,000,000 and $13,900,000, respectively, in principal amount.
--------------------------------------------------------------------------------

Goldman Sachs Trust
--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
October 31, 1996


--------------------------------------------------------------------------------
     As of October 31, 1996, the repurchase agreement in the joint account along with the corresponding underlying securities (including the type of security, market value, interest rate and maturity date) were as follows:

Principal              Interest             Maturity             Amortized
 Amount                  Rate                 Date                  Cost
================================================================================
Bear Stearns & Co., dated 10/31/96, repurchase price $700,108,500 (FNMA:
 $555,290,445, 5.5%--8.50%, 2.1.09-6/1/26; FHLMC: $165,859,789, 5.50%--8.50%,
 9/1/98--8/1/26)
$700,000,000             5.58%              11/01/96                $700,000,000
Lehman Brothers, Inc. dated 10/31/96, repurchase price $924,843,329 (U.S. Treasury
 Notes: $942,903,967, 4.38%--8.50%, 11/15/96--8/15/03)
 924,700,000             5.58               11/01/96                 924,700,000
Nomura Securities International, Inc. dated 10/31/96, repurchase price
 $700,108,500 (FNMA: $256,600,142, 5.50%--8.00%, 2/1/02-10/1/26; FHLMC:
 $464,523,981, 6.00%--9.00%, 9/1/1-10/1/26)
 700,000,000             5.58               11/01/96                 700,000,000
Smith Barney, Inc. dated 10/31/96, repurchase price $170,026,161 (U.S. Treasury
 Interest Only Stripped Securities: $11,653,277, 2/15/98--5/15/02; U.S. Treasury
 Notes: $85,997,728, 5.25%--7.75%, 5/15/97-10/15/06; U.S. Treasury Principal
 Only Stripped Securities: $33,993,571, 5/15/97--5/15/05; U.S. Treasury Bills:
 $41,756,285, 12/12/96--3/20/97)
 170,000,000             5.54               11/01/96                 170,000,000
Union Bank of Switzerland, Inc. dated 10/31/96, repurchase price
$175,026,979
 (Treasury Notes: $178,528,739, 6.88%--7.75%, 8/31/99-1/31/00)
 175,000,000             5.55               11/01/96                 175,000,000
--------------------------------------------------------------------------------
Total Joint Repurchase Agreement                                  $2,669,700,000
================================================================================

9.  Administration and Service Plans

    The Funds have adopted Administration and Service Plans. These plans allow for Administration shares and Service shares, respectively, to compensate service organizations for providing varying levels of account administration and shareholder liaison services to their customers who are beneficial owners of such shares. The Administration and Service Plans provide for compensation to the service organizations in an amount up to .25% and .50% (on an annualized basis), respectively, of the average daily net asset value of the respective shares.

10. Other Matters

    On April 28, 1995, the GS Adjustable Rate Government Fund acquired the assets of GS Government Agency Portfolio (For Financial Institutions) in exchange solely for (i) the issuance of Institutional shares and Administration shares of beneficial interest of the GS Adjustable Rate Government Fund and
(ii) the assumption by GS Adjustable Rate Government Fund of the liabilities of GS Government Agency Portfolio (For Financial Institutions). Following this transfer, GS Government Agency Portfolio (For Financial Institutions) was liquidated and GS Adjustable Rate Government Fund's Institutional and Administration shares were distributed to the former shareholders of GS Government Agency Portfolio (For Financial Institutions).

    The Reorganization was accomplished by a tax-free transfer of assets whereby each shareholder of GS Government Agency Portfolio (For Financial Institutions) received a number of full and fractional shares of GS Adjustable Rate Government Fund having a total net asset value of their shares of GS Government Agency Portfolio (For Financial Institutions) held on April 28, 1995. The net assets, including $370,489 of unrealized depreciation for the GS Government Agency Portfolio (For Financial Institutions), net asset values per share and shares outstanding as of April 28, 1995 were:

================================================================================
                           GS Government
                                Agency
                              Portfolio
                           (For Financial      GS Adjustable     GS Adjustable
                            Institutions      Rate Government   Rate Government
                                (Pre-           Fund (Pre-        Fund (Post-
                           Reorganization)    Reorganization)   Reorganization)
                           ---------------    ---------------   ---------------
Net Assets                   $20,385,309       $673,292,455      $693,677,764

Shares Outstanding
 Institutional Shares          1,912,506         68,506,367        70,432,805
 Administration Shares           158,661            401,122           560,936

Net Asset Value Per Share
 Institutional Shares               9.84               9.77              9.77
 Administration Shares              9.84               9.77              9.77
================================================================================

    On May 11, 1995, shareholders of the GS Adjustable Rate Mortgage Fund approved a Plan of Reorganization (the Plan) which was completed on May 12, 1995. Under the Plan, GS Adjustable Rate Mortgage Fund was reorganized as a separate class (Class A) of the GS

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
Adjustable Rate Government Fund. GS Adjustable Rate Mortgage Fund's assets were acquired by GS Adjustable Rate Government Fund in exchange solely for (i) the issuance of Class A shares of beneficial interest of GS Adjustable Rate Government Fund and (ii) the assumption by GS Adjustable Rate Government Fund of the liabilities of GS Adjustable Rate Mortgage Fund. Following this transfer, GS Adjustable Rate Mortgage Fund was liquidated and GS Adjustable Rate Government Fund Class A shares were distributed to the former shareholders of GS Adjustable Rate Mortgage Fund.

     The Reorganization was accomplished by a tax-free transfer of assets whereby each shareholder of GS Adjustable Rate Mortgage Fund received a number of Class A full and fractional shares of GS Adjustable Rate Government Fund having a total net asset value of their shares of GS Adjustable Rate Mortgage Fund held as of May 12, 1995. The net assets, including $45,684 of net unrealized depreciation for the GS Adjustable Rate Mortgage Fund, net asset values per share and shares outstanding as of May 12, 1995 were:
================================================================================

                        GS Adjustable
                        Rate Mortgage     GS Adjustable     GS Adjustable
                           Fund          Rate Government   Rate Government
                           (Pre-            Fund (Pre-       Fund (Post-
                       Reorganization)    Reorganization)   Reorganization)
                       ---------------    ---------------   ---------------
Net Assets               $17,208,471        $727,300,372      $744,508,843

Shares Outstanding
 Institutional Shares             --          73,743,084        73,743,084
 Administration Shares            --             561,352           561,352
 Class A Shares            3,552,167                  --         1,756,917

Net Asset Value Per Share
 Institutions Shares              --                9.79              9.79
 Administration Shares            --                9.79              9.79
 Class A Shares                 4.84                  --              9.79

================================================================================

     The total amount of capital loss carryforward brought on to the books of the GS Adjustable Rate Government Fund due to these reorganization was approximately $3,154,000.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
     As of October 31, 1996, the Goldman, Sachs & Co. Employees Profit Sharing and Retirement Income Plan was beneficial owner of approximately 29% of the outstanding shares of the GS Short Duration Government Fund.

11. Certain Reclassifications
     In accordance with Statement of Position 93-2, the GS Adjustable Rate Government Fund, GS Short Duration Tax-Free Fund, and GS Core Fixed Income Fund have reclassified $20,849, $36,587, $22,735, and $24,162, respectively, from paid-in capital to accumulated undistributed net investment income. These reclassifications have no impact on the net asset value of the Fund and are designed to present the Fund's capital accounts on a tax basis.

--------------------------------------------------------------------------------

Goldman Sachs Trust
--------------------------------------------------------------------------------
Financial Highlights (continued)
Selected Data for a Share Outstanding Throughout Each Period


--------------------------------------------------------------------------------

                               Income (loss) from investment operations                          Distributions to shareholders
                    =================================================================== ============================================
                                              Net realized    Net realized
                                             and unrealized  and unrealized    Total                     From net
                                               gain (loss)     gain (loss)     income                  realized gain
                      Net asset              on investment,    on foreign      (loss)                  on investment,    In excess
                      value at      Net        option and       currency        from       From net       option          of net
                      beginning  investment      futures        related      investment   investment    and futures     investment
                      of period   income      transactions    transactions   operations     income      transactions      income
                    ================================================================================================================

                                                GS ADJUSTABLE RATE GOVERNMENT FUND
------------------------------------------------------------------------------------------------------------------------------------
For the Year Ended October 31,
=======================================
1996-Institutional
     Shares............   $9.77   $0.5759(a)    $0.0772(a)        --          $0.6531     $ (0.5725)         --       $ (0.0206)
1996-Administration
     Shares............    9.77    0.5489(a)     0.0797(a)        --           0.6286       (0.5489)         --         (0.0198)
1996-Class A
     Shares............    9.77    0.5481(a)     0.0806(a)        --           0.6287       (0.5489)         --         (0.0198)

1995-Institutional
     Shares............    9.74    0.5630(a)     0.0717(a)        --           0.6347       (0.5759)         --         (0.0287)
1995-Administration
     Shares............    9.74    0.5366(a)     0.0737(a)        --           0.6103       (0.5528)         --         (0.0275)
1995-Class A
     Shares(c).........    9.79    0.2721(a)    (0.0090)(a)       --           0.2631       (0.2697)         --         (0.0134)

1994-Institutional
     Shares............   10.00    0.4341(a)    (0.2455)(a)       --           0.1886       (0.4486)         --          --
1994-Administration
     Shares............   10.00    0.4211(a)    (0.2572)(a)       --           0.1639       (0.4239)         --          --

1993-Institutional
     Shares............   10.04    0.4397       (0.0376)(d)       --           0.4021       (0.4397)         --         (0.0024)
1993-Administration
     Shares(e).........   10.02    0.2146       (0.0173)(d)       --           0.1973       (0.2146)         --         (0.0027)

1992-Institutional
     Shares............   10.03    0.5599       (0.0029)(d)       --           0.5570       (0.5470)         --          --

For the Period July 17, 1991(g) through October 31,
===================================================
1991-Institutional
     Shares............   10.00    0.1531        0.0322(d)        --           0.1853       (0.1553)         --          --

                            Distributions to shareholders
                      =========================================
                          In excess of
                          net realized                                   Net
                            gain on                                    increase                              Ratio of
                           investment,      From         Total        (decrease)    Net asset                  net
                           option and       paid     distributions      in net      value at                 expenses
                            futures          in           to            asset        end of      Total      to average
                          transactions    capital    shareholders       value        period     return(k)   net assets
                      ==============================================================================================================

                                                   GS ADJUSTABLE RATE GOVERNMENT FUND
------------------------------------------------------------------------------------------------------------------------------------

For the Year Ended October 31,
=======================================
1996-Institutional
     Shares............     --            --          $(0.5931)        $0.0600        $9.83        6.86%       0.45%
1996-Administration
     Shares............     --            --           (0.5687)         0.0600         9.83        6.60        0.70
1996-Class A
     Shares............     --            --           (0.5687)         0.0600         9.83        6.60        0.70

1995-Institutional
     Shares............     --            --           (0.6046)         0.0301        9.77        6.75        0.46
1995-Administration
     Shares............     --            --           (0.5803)         0.0300        9.77        6.48        0.71
1995-Class A
     Shares(c).........     --            --           (0.2831)        (0.0200)       9.77        2.74(f)     0.69(b)

1994-Institutional
     Shares............     --            --           (0.4486)        (0.2600)       9.74        1.88        0.46
1994-Administration
     Shares............     --            --           (0.4239)        (0.2600)       9.74        1.63        0.71

1993-Institutional
     Shares............     --            --           (0.4421)        (0.0400)      10.00        4.13        0.45
1993-Administration
     Shares(e).........     --            --           (0.2173)        (0.0200)      10.00        2.01(f)     0.70(b)

1992-Institutional
     Shares............     --            --           (0.5470)         0.0100       10.04        6.12        0.42

For the Period July 17, 1991(g) through October 31,
===================================================
1991-Institutional
     Shares............     --            --           (0.1553)         0.0300       10.03        2.14(f)     0.20(b)

                                                                         Ratios assuming
                                                                       no voluntary waiver
                                                                           of fees or
                                                                       expense limitations
                                                                  =============================
                          Ratio of                                                 Ratio of
                             net                         Net                         net
                         investment                    assets                     investment
                           income                      at end       Ratio of        income
                           (loss)       Portfolio        of         expenses        (loss)
                         to average      turnover      period      to average     to average
                         net assets      rate(d)      (in 000s)    net assets     net assets
                        ========================================================================

                                        GS ADJUSTABLE RATE GOVERNMENT FUND
                        ------------------------------------------------------------------------

For the Year Ended October 31,
=======================================
1996-Institutional
     Shares............    5.85%        52.36%        $613,149       0.51%          5.79%
1996-Administration
     Shares............    5.59         52.36            3,792       0.76           5.53
1996-Class A
     Shares............    5.59         52.36           10,728       1.01           5.28

1995-Institutional
     Shares............    5.77         24.12          657,358       0.53           5.70
1995-Administration
     Shares............    5.50         24.12            3,572       0.78           5.43
1995-Class A
     Shares(c).........    5.87(b)      24.12           15,203       1.01(b)        5.55(b)

1994-Institutional
     Shares............    4.38         37.81          942,523       0.49           4.35
1994-Administration
     Shares............    4.27         37.81            6,960       0.74           4.24

1993-Institutional
     Shares............    4.36        103.74        2,760,871       0.48           4.33
1993-Administration
     Shares(e).........    3.81(b)     103.74            5,326       0.73(b)        3.78(b)

1992-Institutional
     Shares............    5.61        286.40        2,145,064       0.55           5.48


For the Period July 17, 1991(g) through October 31,
===================================================
1991-Institutional
     Shares............    7.31(b)     145.67(b)       239,642       1.02(b)        6.49(b)

--------------------------------------------------------------------------------
The accompanying notes are an integral part of these financial statements.

Goldman Sachs Trust
-------------------------------------------------------------------------------
Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period


------------------------------------------------------------------------------------------------------------------------------------
                                      Income (loss) from investment operations                  Distributions to shareholders
                                ----------------------------------------------------------  ----------------------------------------
                                                Net realized     Net realized
                                               and unrealized   and unrealized     Total                     From net
                                                 gain (loss)      gain (loss)      income                  realized gain
                     Net asset                  on investment,    on foreign       (loss)                  on investment,
                     value at        Net          option and       currency         from       From net       option
                     beginning    investment       futures          related      investment   investment    and futures
                     of period      income      transactions      transactions   operations     income      transactions
                 -------------------------------------------------------------------------------------------------------------------

                                                      GS SHORT DURATION GOVERNMENT FUND
------------------------------------------------------------------------------------------------------------------------------------
For the Year Ended October 31,
-------------------------------------------------------
1996-Institutional
   Shares ...........  $9.82         $0.6290/(a)/   $0.0136/(a)/      --           $0.6426      $(0.6326)         --
1996-Administration
   Shares/(h)/ ......   9.86          0.3837/(a)/    0.0003/(a)/      --            0.3840       (0.3940)         --
1996-Service
   Shares/(i)/ ......   9.72          0.3134/(a)/    0.1018/(a)/      --            0.4152       (0.3152)         --

1995-Institutional
   Shares ...........   9.64          0.6652/(a)/    0.1666/(a)/      --            0.8318       (0.6518)         --
1995-Administration
   Shares ...........   9.64          0.2384/(a)/   (0.0433)/(a)/     --            0.1951       (0.2051)         --

1994-Institutional
   Shares ...........  10.14          0.5628/(a)/   (0.4592)/(a)/     --            0.1036       (0.5598)      (0.0438)
1994-Administration
   Shares ...........  10.14          0.5329/(a)/   (0.4539)/(a)/     --            0.0790       (0.5352)      (0.0438)

1993-Institutional
   Shares ...........  10.16          0.5627        (0.0135)/(d)/     --            0.5492       (0.5627)         --
1993-Administration
   Shares/(e)/ ......  10.23          0.2725        (0.0900)/(d)/     --            0.1825       (0.2725)         --

1992-Institutional
   Shares ...........  10.22          0.6703        (0.0600)/(d)      --            0.6103       (0.6703)         --

1991-Institutional
   Shares ...........  10.00          0.8020         0.2200/(d)/      --            1.0220       (0.8020)         --

1990-Institutional
   Shares ...........  10.07          0.8300         (0.0700)/(d)     --            0.7600       (0.8300)         --

1989-Institutional
   Shares ...........  10.10          0.8800          --              --            0.8800       (0.8800)         --

For the Period August 15, 1988/(g)/ through October 31,
-------------------------------------------------------
1988-Institutional
   Shares ...........  10.00          0.1800          0.1000/(d)/     --            0.2800       (0.1800)         --


                                                        In excess of
                                                        net realized                                      Net
                                                           gain on                                      increase
                                          In excess      investment,       From         Total          (decrease)   Net asset
                                            of net       option and        paid      distributions      in net       value at
                                          investment      futures           in           to              asset        end of
                                            income      transactions      capital    shareholders        value        period
------------------------------------------------------------------------------------------------------------------------------------
For the Year Ended October 31,
1996-Institutional
   Shares ............                       --             --              --        $(0.6326)         $0.0100       $9.83
1996-Administration
   Shares/(h)/ .......                       --             --              --         (0.3940)         (0.0100)       9.85
1996-Service
   Shares/(i)/ .......                       --             --              --         (0.3152)          0.1000        9.82

1995-Institutional
   Shares ............                       --             --              --         (0.6518)          0.1800        9.82
1995-Administration
   Shares ............                       --             --              --         (0.2051)         (0.0100)       9.63/(h)/

1994-Institutional
   Shares ............                       --             --              --         (0.6036)         (0.5000)       9.64
1994-Administration
   Shares ............                       --             --              --         (0.5790)         (0.5000)       9.64

1993-Institutional
   Shares ............                     (0.0065)         --              --         (0.5692)         (0.0200)      10.14
1993-Administration
   Shares/(e)/ .......                       --             --              --         (0.2725)         (0.9000)      10.14

1992-Institutional
   Shares ............                       --             --              --         (0.6703)         (0.0600)      10.16

1991-Institutional
   Shares ............                       --             --              --         (0.8020)          0.2200       10.22

1990-Institutional
   Shares ............                       --             --              --         (0.8300)         (0.0700)      10.00

1989-Institutional
   Shares ............                       --             --            (0.0300)     (0.9100)         (0.0300)      10.07

For the Period August 15, 1988/(g)/ through October 31,
-------------------------------------------------------
1988-Institutional
   Shares ............                       --             --              --         (0.1800)          0.1000       10.10

                                                                                                         Ratios assuming
                                                                                                        not voluntary waiver
                                                                                                            of fees or
                                                                                                        expense limitations
                                                                                                     --------------------------
                                                            Ratio of                                                Ratio of
                                                              net                         Net                         net
                                            Ratio of       investment                    assets                    investment
                                               net           income                      at end       Ratio of       income
                                             expenses        (loss)       Portfolio        of         expenses       (loss)
                              Total         to average     to average     turnover       period      to average    to average
                            return/(k)/     net assets     net assets      rate/(d)/    (in 000s)    net assets    net assets
------------------------------------------------------------------------------------------------------------------------------------
For the Year Ended October 31,
1996-Institutional
   Shares ............        6.75%           0.45%           6.44%         115.45%      $99,944       0.71%         6.18%
1996-Administration
   Shares/(h)/ .......        4.00/(f)/       0.70%/(b)/      5.97/(b)/     115.45           252       0.96/(b)/     5.71/(b)/
1996-Service
   Shares/(i)/ .......        4.35/(f)/       0.95/(b)/       6.05/(b)      115.45         1,822       1.21/(b)/     5.79/(b)/

1995-Institutional
   Shares ............        8.97            0.45            6.87          292.56       103,760       0.72          6.60
1995-Administration
   Shares ............        2.10            0.70/(b)/       7.91/(b)/     292.56            --       0.90/(b)/     7.71/(b)/

1994-Institutional
   Shares ............        0.99            0.45            5.69          289.79       193,095       0.59          5.55
1994-Administration
   Shares ............        0.73            0.70            5.38          289.79           730       0.84          5.24

1993-Institutional
   Shares ............        5.55            0.45            5.46          411.66       359,708       0.64          5.31
1993-Administration
   Shares/(e)/ .......        1.74            0.70/(b)/       4.84/(b)/     411.66        16,490       0.80/(b)/     4.74/(b)/

1992-Institutional
   Shares ............        6.24            0.45            6.60          216.07       277,927       0.69          6.36

1991-Institutional
   Shares ............       10.93            0.45            8.25          155.44       158,948       0.79          7.91

1990-Institutional
   Shares ............        8.23            0.45            8.62          173.21        68,995       0.95          8.12

1989-Institutional
   Shares ............        9.03            0.46            8.71          137.37        31,015       1.39          7.78

For the Period August 15, 1988/(g)/ through October 31,
-------------------------------------------------------
1988-Institutional
   Shares ............        3.30/(f)/       0.55/(b)/       8.55/(b)/     167.00/(b)/   39,052       1.42/(b)/     7.68/(b)/
------------------------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

Goldman Sachs Trust
--------------------------------------------------------------------------------
Financial Highlights   (continued)
Selected Data for a Share Outstanding Throughout Each Period

--------------------------------------------------------------------------------


                                                   Income (loss) from investment operations         Distributions to shareholders
                                                ================================================ ===================================
                                                               Net realized   Net realized
                                                              and unrealized  and unrealized   Total                    From net
                                                               gain (loss)     gain (loss)     income                 realized gain
                                     Net asset                on investment,   on foreign      (loss)                 on investment,
                                      value at       Net        option and      currency        from       From net      option
                                     beginning   investment      futures         related     investment   investment   and futures
                                     of period     income      transactions   transactions   operations     income    transactions
                                     ===============================================================================================


                                                  GS SHORT DURATION TAX-FREE FUND
------------------------------------------------------------------------------------------------------------------------------------

For the Year Ended October 31,
---------------------------------------------------
1996-Institutional Shares...........   $9.94    $0.4192/(a)/     $0.0200/(a)/        --       $0.4392      $(0.4192)        --
1996-Administration Shares..........    9.94     0.3944/(a)/      0.0200/(a)/        --        0.4144       (0.3944)        --
1996-Service Shares.................    9.95     0.3697/(a)/      0.0200/(a)/        --        0.3897       (0.3697)        --

1995-Institutional Shares...........    9.79     0.4235/(a)/      0.1500/(a)/        --        0.5735       (0.4235)        --
1995-Administration Shares..........    9.79     0.3989/(a)/      0.1500/(a)/        --        0.5489       (0.3989)        --
1995-Service Shares.................    9.79     0.3744/(a)/      0.1600/(a)/        --        0.5344       (0.3744)        --

1994-Institutional Shares...........   10.23     0.3787/(a)/     (0.3575)/(a)/       --        0.0212       (0.3787)     (0.0825)
1994-Administration Shares..........   10.23     0.3537/(a)/     (0.3575)/(a)/       --       (0.0038)      (0.3537)     (0.0825)
1994-Service Shares/(j)/............    9.86     0.0475/(a)/     (0.0700)/(a)/       --       (0.0225)      (0.0475)        --

1993-Institutional Shares...........    9.93     0.3834           0.3000/(d)/        --        0.6834       (0.3834)        --
1993-Administration Shares/(j)/.....   10.16     0.1555           0.0720/(d)/        --        0.2275       (0.1555)        --

For the Period October 1, 1992/(g)/ through October 31,
----------------------------------------------------
1992-Institutional Shares...........   10.00     0.0341          (0.0700)/(d)/       --       (0.0359)      (0.0341)        --


                                    Distributions to shareholders
                                  ==================================
                                               In excess of
                                               net realized                              Net
                                                  gain on                              increase                          Ratio of
                                   In excess    investment,    From        Total      (decrease)  Net asset                 net
                                     of net     option and     paid    distributions    in net    value at               expenses
                                   investment     futures       in          to          asset      end of     Total     to average
                                     income    transactions   capital  shareholders     value      period   return/(k)/  net assets
                                  ==================================================================================================


                                                         GS SHORT DURATION TAX-FREE FUND
------------------------------------------------------------------------------------------------------------------------------------

For the Year Ended October 31,
====================================================
1996-Institutional Shares...........   --         --          --     $(0.4192)      $0.0300       $9.96       4.50%       0.45%
1996-Administration Shares..........   --         --          --      (0.3944)       0.0300        9.96       4.24        0.70
1996-Service Shares.................   --         --          --      (0.3697)       0.0200        9.97       3.98        0.95

1995-Institutional Shares...........   --         --          --      (0.4235)       0.1500        9.94       5.98        0.45
1995-Administration Shares..........   --         --          --      (0.3989)       0.1500        9.94       5.76        0.70
1995-Service Shares.................   --         --          --      (0.3744)       0.1600        9.95       5.59        0.95

1994-Institutional Shares...........   --         --          --      (0.4612)      (0.4400)       9.79       0.17        0.45
1994-Administration Shares..........   --         --          --      (0.4362)      (0.4400)       9.79      (0.11)       0.70
1994-Service Shares/(j)/............   --         --          --      (0.0475)      (0.0700)       9.79      (0.32)/(f)/  0.95/(b)/

1993-Institutional Shares...........   --         --          --      (0.3834)       0.3000       10.23       7.03        0.41
1993-Administration Shares/(j)/.....   --         --          --      (0.1555)       0.0720       10.23       2.28/(f)/   0.70/(b)/

For the Period October 1, 1992/(g)/ through October 31,
-----------------------------------------------------
1992-Institutional Shares...........   --         --          --      (0.0341)      (0.0700)       9.93      (0.34)/(f)/  0.05/(b)/








                                                                   Ratios assuming
                                                                 no voluntary waiver
                                                                     of fees or
                                                                 expense limitations
                                                          ==================================
                                    Ratio of                                      Ratio of
                                       net                   Net                    net
                                   investment               assets               investment
                                     income                 at end    Ratio of     income
                                     (loss)     Portfolio     of      expenses     (loss)
                                   to average   turnover    period   to average  to average
                                   net assets    rate/(d)/  (in 000s)  net assets  net assets
                                  ==========================================================


                                         GS SHORT DURATION TAX-FREE FUND
--------------------------------------------------------------------------------------------

For the Year Ended October 31,
---------------------------------------------------
1996-Institutional Shares...........  4.21%      231.65%    $34,814      1.01%      3.65%
1996-Administration Shares..........  3.96       231.65          48      1.26       3.40
1996-Service Shares.................  3.74       231.65         695      1.51       3.18

1995-Institutional Shares...........  4.31       259.52      58,389      0.77       3.99
1995-Administration Shares..........  4.14       259.52          46      1.02       3.82
1995-Service Shares.................  3.87       259.52         454      1.27       3.55

1994-Institutional Shares...........  3.74       354.00      83,704      0.61       3.58
1994-Administration Shares..........  3.51       354.00       3,866      0.86       3.35
1994-Service Shares/(j)/............  4.30/(b)/  354.00         440      1.11/(b)/  4.14/(b)/

1993-Institutional Shares...........  3.70       404.60     115,803      1.06       3.05
1993-Administration Shares/(j)/.....  3.32/(b)/  404.60         911      1.07/(b)/  2.95/(b)/

For the Period October 1, 1992/(g)/ through October 31,
-----------------------------------------------------
1992-Institutional Shares...........  4.58/(b)/   31.19/(f)/ 14,601      2.68/(b)/  1.95/(b)/



--------------------------------------------------------------------------------
The accompanying notes are an integral part of these financial statements.

Goldman Sachs Trust
--------------------------------------------------------------------------------
Financial Highlights   (continued)
Selected Data for a Share Outstanding Throughout Each Period

--------------------------------------------------------------------------------

                                                   Income (loss) from investment operations           Distributions to shareholders

                                                ----------------------------------------------------- ------------------------------
                                                                              Net realized
                                                               Net realized        and                                  From net
                                                              and unrealized   unrealized      Total                  realized gain
                                                               gain (loss)     gain (loss)     income                      on
                                     Net asset                on investment,   on foreign      (loss)                  investment,
                                      value at       Net        option and      currency        from       From net      option
                                     beginning   investment      futures         related     investment   investment   and futures
                                     of period     income      transactions   transactions   operations     income    transactions
                                     -----------------------------------------------------------------------------------------------

                                                     GS CORE FIXED INCOME FUND
------------------------------------------------------------------------------------------------------------------------------------

For the Year Ended October 31,
----------------------------------------------------
1996-Institutional Shares...........  $10.00       $0.6448     $(0.0704)             --       $0.5744      $(0.6438)     $(0.0806)
1996-Administrative Shares(l).......    9.91        0.4083      (0.0703)             --        0.3380       (0.4080)            --
1996-Service Shares(l)..............    9.77        0.3756       0.0898              --        0.4654       (0.3754)            --

1995-Institutional Shares...........    9.24        0.6423       0.7610              --        1.4033       (0.6433)            --

For the Period January 5, 1994(g)through October 31,
----------------------------------------------------
1994-Institutional Shares...........   10.00        0.4648      (0.7617)             --       (0.2969)      (0.4648)            --


                                             Distributions to shareholders
                                  ---------------------------------------------------
                                               In excess of
                                               net realized                              Net
                                                  gain on                              increase                          Ratio of
                                   In excess    investment,    From        Total      (decrease)  Net asset                 net
                                     of net     option and     paid    distributions    in net    value at               expenses
                                   investment     futures       in          to          asset      end of      Total    to average
                                     income    transactions   capital  shareholders     value      period    return(k)  net assets
                                  --------------------------------------------------------------------------------------------------

                                                                 GS CORE FIXED INCOME FUND
------------------------------------------------------------------------------------------------------------------------------------

For the Year Ended October 31,
----------------------------------------------------
1996-Institutional Shares...........   --          --            --     $(0.7244)    $(0.1500)      $9.85        5.98%       0.45%
1996-Administrative Shares(l).......   --          --            --      (0.4080)     (0.0700)       9.84        3.56(f)     0.70(b)
1996-Service Shares(l)..............   --          --            --      (0.3754)      0.0900        9.86        4.90(f)     0.95(b)

1995-Institutional Shares...........   --          --            --      (0.6433)      0.7600       10.00        15.72       0.45


For the Period January 5, 1994(g)through October 31,
----------------------------------------------------
1994-Institutional Shares...........   --          --            --      (0.4648)     (0.7617)       9.24        (3.00)      0.45(b)


                                                                         Ratios assuming
                                                                       no voluntary waiver
                                                                           of fees or
                                                                       expense limitations
                                                                    -------------------------
                                    Ratio of                                      Ratio of
                                       net                   Net                    net
                                   investment               assets               investment
                                     income                 at end    Ratio of     income
                                     (loss)     Portfolio     of      expenses     (loss)
                                   to average   turnover    period   to average  to average
                                   net assets    rate(d)  (in 000s)  net assets  net assets
                                 ------------------------------------------------------------

                                              GS CORE FIXED INCOME FUND
---------------------------------------------------------------------------------------------
For the Year Ended October 31,
----------------------------------------------------
1996-Institutional Shares...........    6.51%    414.20%    $72,061        0.83%       6.13%
1996-Administrative Shares(l).......    6.41(b)  414.20         702        1.08(b)     6.03(b)
1996-Service Shares(l)..............    6.37(b)  414.20         381        1.33(b)     5.99(b)

1995-Institutional Shares...........    6.56     383.26      55,502        0.96        6.05

For the Period January 5, 1994(g)through October 31,
----------------------------------------------------
1994-Institutional Shares...........    6.48(b)   288.25     24,508        1.46(b)     5.47(b)

------------------
(a)Calculated based on the average shares outstanding methodology.
(b)Annualized.
(c)Class A share activity commenced on May 15, 1995.
(d)Includes the effect of mortgage dollar roll transactions.
(e)Administration share activity commenced on April 15, 1993.
(f)Not annualized.
(g)Commencement of operations.
(h)GS Short Duration Government Fund Administration shares were redeemed in full on February 23, 1995 and re-commenced on February 28, 1996 at $9.86.
(i)Service share activity commenced on April 10, 1996.
(j)Administration and service share activity commenced on May 20, 1993 and September 20, 1994 respectively.
(k)Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and not sales charges. For Class A shares only, total return would be reduced if a sales charge were taken into account.
(l)Administration and Service share activity commenced on February 28, 1996 and March 13, 1996 respectively.
--------------------------------------------------------------------------------
The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------
Report of Independent Public Accountants

--------------------------------------------------------------------------------


To the Shareholders and Board of Trustees of the GS Adjustable Rate Government Fund, GS Short Duration Government Fund, GS Short Duration Tax-Free Fund and GS Core Fixed Income Fund:

   We have audited the accompanying statements of assets and liabilities of the GS Adjustable Rate Government Fund, GS Short Duration Government Fund, GS Short Duration Tax-Free Fund and GS Core Fixed Income Fund (portfolios of Goldman Sachs Trust, a Massachusetts Business Trust) including the statements of investments, as of October 31, 1996, and the related statements of operations, the statements of changes in net assets and the financial highlights for each of the periods presented. These financial statements and the financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

   We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1996 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

   In our opinion, the financial statements and the financial highlights referred to above present fairly, in all material respects, the financial position of the GS Adjustable Rate Government Fund, GS Short Duration Government Fund, GS Short Duration Tax-Free Fund and GS Core Fixed Income Fund as of October 31, 1996, the results of their operations and the changes in their net assets and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles.

                                    ARTHUR ANDERSEN LLP

Boston, Massachusetts
December 12, 1996

Goldman Sachs
1 New York Plaza
New York, NY 10004




Trustees
Ashok N. Bakhru, Chairman
David B. Ford
Douglas C. Grip
Alan A. Shuch
Jackson W. Smart, Jr.
William H. Springer
Richard P. Strubel

Officers
Douglas C. Grip, President
John W. Mosior, Vice President
Nancy L. Mucker, Vice President
Pauline Taylor, Vice President
Scott M. Gilman, Treasurer
John M. Perlowski, Assistant Treasurer
Michael J. Richman, Secretary
Howard B. Surloff, Assistant Secretary




Goldman Sachs
Investment Adviser, Administrator,
Distributor and Transfer Agent



                              The Goldman Sachs
                              Fixed Income Funds

      -------------------------------------------------------------------

                                 Annual Report
                               October 31, 1996




                      GS Adjustable Rate Government Fund
                      GS Short Duration Government Fund
                      GS Short Duration Tax-Free Fund
                      GS Core Fixed Income Fund

                                    Goldman
                                     Sachs

GST/AR/1096(INST)
--------------------------------------------------------------------------------
================================================================================

--------------------------------------------------------------------------------
This Annual Report is authorized for distribution to prospective investors only when preceded or accompanied by a Goldman Sachs Trust Prospectus which contains facts concerning each Fund's objectives and policies, management, expenses and other information.
--------------------------------------------------------------------------------